UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:_____811-21566________________________

____BlackRock Global Floating Rate Income Trust____
(Exact name of Registrant as specified in charter)

100 Bellevue Parkway, Wilmington, DE	19809
(Address of principal executive offices)	(Zip code)

Robert S. Kapito, President
BlackRock Global Floating Rate Income Trust
40 East 52nd Street, New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:      888-825-2257_____________

Date of fiscal year end:___  December 31, 2006_________________________________

Date of reporting period:__ December 31, 2006_________________________________

Item 1. Reports to Stockholders.
The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock
Closed-End Funds

ANNUAL REPORT | DECEMBER 31, 2006

BlackRock Global Floating Rate Income Trust (BGT)

BlackRock High Income Shares (HIS)

BlackRock Preferred Opportunity Trust (BPP)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Privacy Principles

          BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

          If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

          BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

          BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

          We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LETTER TO SHAREHOLDERS

Dear Shareholder:	December 31, 2006

          We are pleased to report that during the annual period, the Trusts provided the opportunity to invest in various portfolios of fixed income securities. This report contains the Trusts’ audited financial statements and a listing of the Trusts’ holdings.

          The portfolio management team continuously monitors the fixed income markets and adjusts the Trust investments in order to gain exposure to various issuers and security types. This strategy enables the Trusts to move among different sectors, credits and coupons to capitalize on changing market conditions.

          The following table shows the Trusts’ yields, closing market prices per share and net asset values (“NAV”) per share as of December 31, 2006.

Trust (Ticker)	Yield[1]	Market Price	NAV

BlackRock Global Floating Rate Income Trust (BGT)	7.78%	$19.27	$19.11

BlackRock High Income Shares (HIS)	8.56	2.55	2.68

BlackRock Preferred Opportunity Trust (BPP)	7.60	26.31	24.52

[1]	Yield is based on closing market price. Past performance does not guarantee future results. These yields may increase/decrease due to an increase/decrease in the monthly distribution per share.

          On September 29, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch Investment Managers, L.P. united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,500 employees in 18 countries and representation in key markets worldwide, BlackRock’s global presence means greater depth and scale to serve you.

          BlackRock, a world leader in asset management, has a proven commitment to managing fixed income securities. As of December 31, 2006, BlackRock managed $453 billion in fixed income securities, including 32 open-end and 92 closed-end bond funds. BlackRock is recognized for its emphasis on risk management and proprietary analytics and for its reputation managing money for the world’s largest institutional investors. BlackRock Advisors, LLC, and its affiliate, BlackRock Financial Management, Inc., which manage the Trusts, are wholly owned subsidiaries of BlackRock, Inc.

          On behalf of BlackRock, we thank you for your continued confidence and assure you that we remain committed to excellence in managing your assets.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chief Executive Officer	President
BlackRock Advisors, LLC	BlackRock Advisors, LLC

TRUST SUMMARIES
DECEMBER 31, 2006

BlackRock Global Floating Rate Income Trust (BGT)

Trust Information

Symbol on New York Stock Exchange:	BGT

Initial Offering Date:	August 30, 2004

Closing Market Price as of 12/31/06:	$19.27

Net Asset Value as of 12/31/06:	$19.11

Yield on Closing Market Price as of 12/31/06 ($19.27):[1]	7.78%

Current Monthly Distribution per Share:[2]	$0.125

Current Annualized Distribution per Share:[2]	$1.500

Leverage as of 12/31/06[3]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]	As a percentage of managed assets (as defined in Note 2 of the Notes to Financial Statements).

The table below summarizes the Trust’s market price and NAV:

	12/31/06	12/31/05	Change	High	Low

Market Price	$19.27	$17.16	12.30%	$19.35	$17.05

NAV	$19.11	$19.13	(0.10)%	$19.38	$18.99

The following unaudited charts show the portfolio composition of the Trust’s long-term investments and credit quality allocations of the Trust’s corporate bond investments:

Portfolio Composition4

Composition	December 31, 2006	December 31, 2005

Foreign Government Bonds	13%	20%

Financial Institutions	13	3

Media	13	10

Energy	10	10

Consumer Products	8	11

Telecommunications	8	6

Basic Materials	7	10

Health Care	5	6

Entertainment & Leisure	4	5

Containers & Packaging	3	2

Conglomerates	3	4

Technology	3	3

Automotive	2	2

Industrials	2	1

Building & Development	2	2

Real Estate	2	3

Aerospace & Defense	1	1

Transportation	1	—

Ecological Services & Equipment	—	1

Corporate Credit Breakdown5

Credit Rating	December 31, 2006	December 31, 2005

BBB/Baa	38%	19%

BB/Ba	37	54

B	19	22

CCC/Caa	6	5

[4]

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the Securities and Exchange Commission (“SEC”). This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

[5]

Using the higher of Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”) ratings. Corporate bonds represented approximately 21.6% and 20.5% of net assets on December 31, 2006 and December 31, 2005, respectively.

TRUST SUMMARIES
DECEMBER 31, 2006

BlackRock High Income Shares (HIS)

Trust Information

Symbol on New York Stock Exchange:	HIS

Initial Offering Date:	August 10, 1988

Closing Market Price as of 12/31/06:	$2.55

Net Asset Value as of 12/31/06:	$2.68

Yield on Closing Market Price as of 12/31/06 ($2.55):[1]	8.56%

Current Monthly Distribution per Share:[2]	$0.0182

Current Annualized Distribution per Share:[2]	$0.2184

Leverage as of 12/31/06[3]	30%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]	As a percentage of managed assets (as defined in Note 2 of the Notes to Financial Statements).

The table below summarizes the changes in the Trust’s market price and NAV:

	12/31/06	12/31/05	Change	High	Low

Market Price	$2.55	$2.33	9.44%	$2.78	$2.33

NAV	$2.68	$2.61	2.68%	$2.70	$2.54

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s corporate bond investments:

Corporate Portfolio Composition4

Composition	December 31, 2006	December 31, 2005

Telecommunications	14%	10%

Media	13	13

Energy	12	13

Basic Materials	11	11

Financial Institutions	10	9

Consumer Products	7	7

Technology	6	5

Containers & Packaging	5	4

Entertainment & Leisure	4	4

Automotive	4	3

Health Care	4	3

Industrials	3	10

Transportation	2	2

Aerospace & Defense	2	3

Building & Development	2	2

Ecological Services & Equipment	1	1

Corporate Credit Breakdown5

Credit Rating	December 31, 2006	December 31, 2005

BBB/Baa	3%	1%

Ba/BB	21	23

B/B	62	61

CCC/Caa	13	14

Not Rated	1	1

[4]

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

[5]	Using the higher of S&P, Moody’s or Fitch ratings. Corporate bonds represented approximately 134.0% and 141.8% of net assets on December 31, 2006 and December 31, 2005, respectively.

TRUST SUMMARIES
DECEMBER 31, 2006

BlackRock Preferred Opportunity Trust (BPP)

Trust Information

Symbol on New York Stock Exchange:	BPP

Initial Offering Date:	February 28, 2003

Closing Market Price as of 12/31/06:	$26.31

Net Asset Value as of 12/31/06:	$24.52

Yield on Closing Market Price as of 12/31/06 ($26.31):[1]	7.60%

Current Monthly Distribution per Share:[2]	$0.166667

Current Annualized Distribution per Share:[2]	$2.000004

Leverage as of 12/31/06[3]	33%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]	As a percentage of managed assets (as defined in Note 2 of the Notes to Financial Statements).

The table below summarizes the changes in the Trust’s market price and NAV:

	12/31/06	12/31/05	Change	High	Low

Market Price	$26.31	$24.20	8.72%	$26.67	$24.20

NAV	$24.52	$24.43	0.37%	$24.82	$23.43

The following unaudited charts show the portfolio composition and credit quality allocations of the Trust’s long-term investments:

Portfolio Composition4

Composition	December 31, 2006	December 31, 2005

Financial Institutions	75%	72%

Real Estate	11	12

Energy	5	6

Media	3	2

Telecommunications	1	1

Basic Materials	1	1

U.S. Government and Agency Securities	1	—

Consumer Products	1	3

Technology	1	—

Industrials	1	1

Building & Development	—	1

Automotive	—	1

Credit Breakdown5

Credit Rating	December 31, 2006	December 31, 2005

AAA/Aaa	1%	—%

AA/Aa	16	13

A	41	39

BBB/Baa	28	29

BB/Ba	7	11

B	6	7

CCC/Caa	1	1

[4]

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

[5]	Using the higher of S&P, Moody’s or Fitch ratings.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
BlackRock Global Floating Rate Income Trust (BGT)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			LONG-TERM INVESTMENTS—158.9%
			Corporate Bonds—21.6%
			Aerospace & Defense—0.2%
B	$671		DI Finance/DynCorp Intl., Ser. B, 9.50%, 2/15/13	$711,260
			Automotive—0.3%
			AutoNation, Inc.,
BB+	60		7.00%, 4/15/14	60,450
BB+	70	[2]	7.374%, 4/15/13	70,350
BB-	150	[2,3]	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.874%, 5/15/14	144,750
Caa3	725	[2]	Delco Remy Intl., Inc., 9.374%, 4/15/09	696,000
B2	60	[2,3]	Goodyear Tire & Rubber Co., 9.14%, 12/01/09	60,300
B	150	[3]	Lear Corp., 8.75%, 12/01/16	144,937
B3	120		Metaldyne Corp., 10.00%, 11/01/13	128,400

			Total Automotive	1,305,187

			Basic Materials—2.0%
B+	1,000	[2]	Abitibi-Consolidated, Inc., 8.86%, 6/15/11 (Canada)	950,000
B+	970		AK Steel Corp., 7.75%, 6/15/12	977,275
B+	260	[2]	Boise Cascade LLC, 8.249%, 10/15/12	260,650
BB-	2,040	[2]	Bowater, Inc., 8.36%, 3/15/10	2,060,400
BB+	10		Chemtura Corp., 6.875%, 6/01/16	9,625
B-	90		CPG Intl. I, Inc., 10.50%, 7/01/13	91,687
B2	20		Domtar, Inc., 7.125%, 8/15/15 (Canada)	19,600
B+	70		Donohue Forest Products, 7.625%, 5/15/07 (Canada)	69,825
Ba3	750		Hercules, Inc., 6.75%, 10/15/29	735,000
			Ineos Group Holdings PLC (United Kingdom)
B+	225		7.875%, 2/15/16 (EUR)	282,903
B+	430	[3]	8.50%, 2/15/16	410,650
			Lyondell Chemical Co.,
BB-	100		8.00%, 9/15/14	103,750
BB-	170		8.25%, 9/15/16	178,500
BB+	300		11.125%, 7/15/12	322,500
BB	30	[3]	Mosaic Co., 7.625%, 12/01/16	31,088
B-	565		Nalco Co., 8.875%, 11/15/13	598,194
			NewPage Corp.,
B2	55		10.00%, 5/01/12	58,025
B2	1,500	[2]	11.621%, 5/01/12	1,620,000
B-	50		PQ Corp., 7.50%, 2/15/13	49,250

			Total Basic Materials	8,828,922

			Building & Development—0.2%
B2	1,000	[2]	Ainsworth Lumber Co. Ltd., 9.11%, 10/01/10 (Canada)	845,000
B-	20		Goodman Global Holding Co., Inc., 7.875%, 12/15/12	19,650

			Total Building & Development	864,650

			Commercial Services—0.0%
B-	70	[2,3]	NCO Group, Inc., 10.244%, 11/15/13	69,650
B+	100	[3]	Quebecor World, Inc., 9.75%, 1/15/15 (Canada)	100,948

			Total Commercial Services	170,598

			Consumer Products—1.0%
B3	45		ALH Finance LLC, 8.50%, 1/15/13	44,213
CCC+	1,100	[2]	Ames True Temper, Inc., 9.374%, 1/15/12	1,116,500
B-	75		Finlay Fine Jewelry Corp., 8.375%, 6/01/12	71,812
B-	388		Lazy Days RV Center, Inc., 11.75%, 5/15/12	370,540
B	180	[2]	Levi Strauss & Co., 10.11%, 4/01/12	184,725
B2	210	[3]	Michaels Stores, Inc., 10.00%, 11/01/14	218,400
B3	530	[2,3]	Nutro Products, Inc., 9.40%, 10/15/13	548,550
B+	80	[3]	Quebecor World Capital Corp., 8.75%, 3/15/16 (Canada)	76,600
BB+	2,000		Reynolds American, Inc., 7.625%, 6/01/16	2,119,068

			Total Consumer Products	4,750,408

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Containers & Packaging—0.2%
			Berry Plastics Holding Corp.,
B2	$110	[3]	8.875%, 9/15/14	$111,650
B2	500	[2,3]	9.235%, 9/15/14	506,250
B1	150	[2,3]	Impress Holdings BV, 8.512%, 9/15/13	151,034
B+	215		Smurfit-Stone Container Enterprises, Inc., 9.75%, 2/01/11	221,719

			Total Containers & Packaging	990,653

			Ecological Services & Equipment—0.1%
BB-	625		Allied Waste NA, Inc., Ser. B, 5.75%, 2/15/11	604,687

			Energy—8.0%
BB+	750	[3]	AES Corp., 9.00%, 5/15/15	806,250
B+	65		ANR Pipeline Co., 9.625%, 11/01/21	86,257
CCC+	135		Chaparral Energy, Inc., 8.50%, 12/01/15	134,325
BB-	70		Compagnie Generale de Geophysique SA, 7.50%, 5/15/15 (France)	70,350
B1	375		El Paso Production Holding Co., 7.75%, 6/01/13	392,344
Ba3	505		Foundation Pennsylvania Coal Co., 7.25%, 8/01/14	513,837
BBB	14,430		Gazprom OAO, 9.625%, 3/01/13 (Germany)	17,194,788
BB+	40		Grant Prideco, Inc., Ser. B, 6.125%, 8/15/15	39,000
B-	730		KCS Energy, Inc., 7.125%, 4/01/12	709,925
			Pemex Project Funding Master Trust,
BBB	800	[4]	9.375%, 12/02/08	856,000
Baa1	12,700	[2]	Ser. 15, 7.174%, 10/15/09	13,169,900
			Reliant Energy, Inc.,
BB-	180		6.75%, 12/15/14	175,950
BB-	750		9.25%, 7/15/10	787,500
B+	220	[3]	SemGroup LP, 8.75%, 11/15/15	221,100
B1	300		Whiting Petroleum Corp., 7.25%, 5/01/13	300,750
BB+	490		Williams Cos., Inc., 8.75%, 3/15/32	553,700

			Total Energy	36,011,976

			Entertainment & Leisure—0.1%
CCC+	130	[3]	Greektown Holdings LLC, 10.75%, 12/01/13	135,850
B	60	[3]	Pokagon Gaming Authority, 10.375%, 6/15/14	65,700
BB-	25		Poster Financial Group, Inc., 8.75%, 12/01/11	25,938
			TDS Investor,
Caa1	215	[3]	9.875%, 9/01/14	216,075
Caa1	15	[3]	11.875%, 9/01/16	15,375
BB-	20		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	19,875

			Total Entertainment & Leisure	478,813

			Financial Institutions—3.8%
B+	91		AES Ironwood LLC, 8.857%, 11/30/25	102,327
Ba2	2,000		Alrosa Finance Ltd., 8.125%, 5/06/08 (Luxembourg)	2,055,660
BB+	140		American Real Estate Partners LP/American Real Estate Finance Corp., 7.125%, 2/15/13	140,700
B-	100	[3]	Britannia Bulk PLC, 11.00%, 12/01/11 (United Kingdom)	94,000
BB	630		Crum & Forster Holdings Corp., 10.375%, 6/15/13	681,975
			General Motors Acceptance Corp.,
BB+	3,000	[2]	6.274%, 1/16/07	2,999,979
BB+	175		6.875%, 8/28/12	179,694
B+	250	[3]	Idearc, Inc., 8.00%, 11/15/16	254,688
Baa1	3,000	[3]	Kazkommertsbank Intl. BV, 8.50%, 4/16/13 (Netherlands)	3,221,250
BB+	5,455		Kazkommerts Intl. BV, 8.50%, 4/16/13 (Netherlands)	5,833,413
BBB	25	[2]	Marsh & McLennan Cos., Inc., 5.513%, 7/13/07	25,001
B-	250	[3]	Momentive Performance Materials, Inc., 10.125%, 12/01/14	251,563
B+	750	[3]	Rainbow National Services LLC, 8.75%, 9/01/12	788,437
B-	300	[2]	Universal City Florida Holding Co. I/II, 10.121%, 5/01/10	309,750

			Total Financial Institutions	16,938,437

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Health Care—1.0%
			Angiotech Pharmaceuticals, Inc. (Canada)
B2	$5	[3]	7.75%, 4/01/14	$4,350
Ba3	1,750	[2,3]	9.103%, 12/01/13	1,771,875
CCC+	1,915	[2,3]	HealthSouth Corp., 11.354%, 6/15/14	2,039,475
B-	150		Tenet Healthcare Corp., 6.875%, 11/15/31	120,375
B-	600		Universal Hospital Services, Inc., 10.125%, 11/01/11	640,500

			Total Health Care	4,576,575

			Industrials—0.2%
BB	75	[3]	Bombardier, Inc., 8.00%, 11/15/14 (Canada)	76,781
B-	125		Park-Ohio Industries, Inc., 8.375%, 11/15/14	116,563
B3	210	[3]	Sunstate Equipment Co. LLC, 10.50%, 4/01/13	222,075
B3	445		Trimas Corp., 9.875%, 6/15/12	430,537

			Total Industrials	845,956

			Media—0.8%
B-	50		Affinion Group, Inc., 10.125%, 10/15/13	53,000
B+	100	[2]	Cablevision Systems Corp., Ser. B, 9.87%, 4/01/09	105,500
			Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.,
CCC	680		10.25%, 9/15/10	711,450
CCC	45		Ser. B, 10.25%, 9/15/10	46,969
			Echostar DBS Corp.,
BB-	135		6.375%, 10/01/11	134,156
BB-	1,055		7.00%, 10/01/13	1,053,681
BB-	230		7.125%, 2/01/16	230,000
CCC+	100	[3]	Iesy Repository GMBH, 10.375%, 2/15/15 (Germany)	97,125
B	80		MediaNews Group, Inc., 6.875%, 10/01/13	72,400
B2	80		Network Communications, Inc., 10.75%, 12/01/13	80,800
B3	70		Nexstar Finance, Inc., 7.00%, 1/15/14	65,800
CCC+	410	[3]	Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14	444,338
B1	350	[2,3]	Paxson Communications Corp., 8.624%, 1/15/12	354,375
B	250		RH Donnelley Corp., Ser. A-3, 8.875%, 1/15/16	262,500

			Total Media	3,712,094

			Real Estate—1.3%
BB+	6,350		Rouse Co., 5.375%, 11/26/13	5,901,722

			Technology—0.3%
B+	150	[2,3]	Conexant Systems, Inc., 9.126%, 11/15/10	152,625
			Freescale Semiconductor, Inc.,
B	260	[3]	9.125%, 12/15/14	258,388
B	100	[2,3]	9.244%, 12/15/14	99,125
B	200	[3]	10.125%, 12/15/16	200,260
B-	45	[3]	Sensata Technologies BV, 8.00%, 5/01/14 (Netherlands)	43,200
B-	250	[2]	SunGard Data Systems, Inc., 9.973%, 8/15/13	259,687
B	140		Superior Essex Communications LLC/Essex Group, Inc., 9.00%, 4/15/12	145,600

			Total Technology	1,158,885

			Telecommunications—2.0%
BB-	310		Cincinnati Bell, Inc., 7.25%, 7/15/13	320,850
B3	115	[2]	Hawaiian Telcom Communications, Inc., Ser. B, 10.889%, 5/01/13	115,000
			Intelsat Ltd. (Bermuda)
B	75		5.25%, 11/01/08	72,938
BB-	50		8.25%, 1/15/13	50,750
BB-	200		8.625%, 1/15/15	208,000
BB-	485	[2]	10.484%, 1/15/12	489,244
Ba2	1,500		Nordic Telephone Co. Holding ApS, 9.064%, 5/01/16 (EUR) (Denmark)	2,062,327
BB+	2,350	[2]	Qwest Communications Intl., Inc., 8.874%, 2/15/09	2,379,375
BBB-	2,500	[2]	Qwest Corp., 8.61%, 6/15/13	2,706,250
BB+	400	[2]	Rogers Wireless Communications, Inc., 8.485%, 12/15/10 (Canada)	408,000
BB	150	[3]	Wind Acquisition Finance SA, 10.75%, 12/01/15 (Luxembourg)	170,625

			Total Telecommunications	8,983,359

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)	Description	Value

		Transportation—0.1%
B3	$315	Horizon Lines LLC, 9.00%, 11/01/12	$330,750

		Total Corporate Bonds	97,164,932

		Bank Loans—116.4%
		Aerospace & Defense—2.0%
	2,167	Caci Intl., Inc., LIBOR + 1.50%, 2/04/07	2,166,687
	860	Camp Acquisition Co., Loan A, LIBOR + 3.00%, 8/30/11	859,996
	985	DI Finance/DynCorp Intl., Loan B, LIBOR + 2.25%, 1/31/11	989,925
	2,000	MRO Acquisition LLC, LIBOR + 5.25%, 9/15/11	2,012,500
		Primus Intl., Inc.,
	342	Loan B, 0.50%, 6/16/12	343,471
	158	Loan B, LIBOR + 2.50%, 6/16/12	158,404
	768	Standard Aero Holdings, Inc., LIBOR + 2.25%, 8/18/12	769,336
	493	U.S. Investigations Services LLC, Loan B, LIBOR + 2.50%, 10/15/12	495,149
	1,000	Wesco Aircraft Hardware Corp., LIBOR + 2.25%, 9/29/13	1,005,625

		Total Aerospace & Defense	8,801,093

		Automotive—3.7%
		Goodyear Tire & Rubber Co.,
	500	LIBOR + 2.75%, 4/01/10	505,625
	1,000	LIBOR + 3.50%, 4/01/11	1,013,958
	995	GPX Intl. Tire Corp., LIBOR + 2.50%, 3/31/12	970,125
	743	IAP Worldwide Services, Inc., LIBOR + 3.00%, 12/30/12	727,186
	496	Keystone Automotive, Inc., Loan C, LIBOR + 2.50%, 11/30/10	495,940
	449	Lear Corp., LIBOR + 2.50%, 3/23/12	447,622
	995	Mark IV Industries, Inc., LIBOR + 2.50%, 6/30/11	990,025
	1,496	Rent-A-Center, Inc., Loan B, LIBOR + 1.75%, 6/30/12	1,496,240
		Reynolds & Reynolds Co.,
	2,993	LIBOR + 2.50%, 10/31/12	3,006,927
	1,250	LIBOR + 5.50%, 10/31/13	1,264,454
	2,986	TI Group Automotive Systems, Loan C, LIBOR + 3.25%, 6/30/11	2,874,412
		TRW Automotive Acquisitions Corp.,
	489	Loan B, LIBOR + 1.50%, 6/30/12	487,184
	2,456	Loan E, LIBOR + 1.50%, 10/31/10	2,450,109

		Total Automotive	16,729,807

		Basic Materials—8.8%
	2,346	Appleton Papers, Inc., LIBOR + 2.25%, 6/30/10	2,352,263
		Basell NV,
	417	Loan B2, LIBOR + 2.25%, 9/30/13	421,094
	83	Loan B4, LIBOR + 2.25%, 8/01/13	84,219
	417	Loan C2, LIBOR + 3.00%, 9/30/14	420,964
	83	Loan C4, LIBOR + 3.00%, 8/01/14	84,193
		Brenntag Group,
	393	LIBOR + 2.50%, 1/18/14	394,445
	1,000	LIBOR + 6.50%, 12/31/12	1,012,500
	1,607	Loan B2, LIBOR + 2.50%, 12/31/13	1,620,835
	500	Loan B6, LIBOR + 2.25%, 9/15/14 (EUR)	667,097
	487	Buckeye Technologies, Inc., LIBOR + 2.00%, 4/15/10	486,492
	2,000	Cognis Deutschland, Loan B, LIBOR + 4.75%, 11/15/13	2,040,000
	876	Compass Minerals Group, Inc., LIBOR + 1.50%, 12/31/12	877,453
	5,560	Huntsman Intl. LLC, Loan B, LIBOR + 1.75%, 8/16/12	5,560,841
		Ineos Group Holdings PLC,
	2,025	Loan A4, LIBOR + 2.25%, 12/16/12	2,031,075
	1,715	Loan B2, LIBOR + 2.25%, 12/16/13	1,730,721
	1,750	Loan C2, LIBOR + 2.75%, 12/16/14	1,766,042
	2,718	Innophos, Inc., LIBOR + 2.25%, 8/13/10	2,724,977
		Invista BV,
	2,351	Loan B1, LIBOR + 1.50%, 4/30/11	2,345,402
	1,246	Loan B2, LIBOR + 1.50%, 4/30/11	1,246,352
	2,250	John Maneely Co., Loan B, LIBOR, 12/15/13	2,283,750
	218	Kraton Polymers LLC, LIBOR + 2.00%, 12/15/10	217,930

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Principal Amount (000)		Description	Value

		Basic Materials—(cont’d)
$2,385		Nalco Co., Loan B, LIBOR + 1.75%, 11/04/10	$2,392,857
491		PQ Corp., LIBOR + 2.00%, 2/28/12	492,683
494		Pregis Corp., Loan B2, LIBOR + 2.50%, 10/15/12 (EUR)	653,404
498		Professional Paint, Inc., LIBOR + 2.25%, 5/30/12	497,500
2,819		Rockwood Specialties Group, Inc., Loan E, LIBOR + 2.00%, 8/15/12	2,830,435
		UPC Technology Corp. (EUR)
883		Loan J, LIBOR, 12/31/13	1,168,711
1,000		Loan K, LIBOR, 3/31/13	1,322,892

		Total Basic Materials	39,727,127

		Building & Development—2.9%
500		Armstrong World Industries, Inc., LIBOR, 10/12/13	500,750
1,250		Beacon Roofing Supply, Inc., Loan B, LIBOR + 2.00%, 10/31/13	1,250,000
495		Contech Construction Products, Inc., LIBOR + 2.00%, 2/15/12	494,968
1,500		Custom Building Products, Inc., LIBOR + 5.00%, 4/30/12	1,487,500
500		Euramax Intl., Inc., LIBOR + 7.00%, 7/15/13 (EUR)	483,125
200		Harmon Koval, 4.00%, 11/18/07	199,500
2,000		LandSource Communities Development LLC, Loan B, LIBOR + 2.50%, 3/31/10	1,977,500
499		Nacco Industries, Inc., LIBOR + 2.00%, 3/31/13	496,880
977		Nortek, Inc., Loan B, LIBOR + 2.00%, 8/24/11	974,359
1,737		Ply Gem Industries, Inc., LIBOR + 2.25%, 8/15/11	1,732,533
875		Rhodes Ranch, LIBOR + 3.25%, 11/15/10	857,500
2,481		United Subcontractors, Inc., LIBOR + 2.75%, 12/31/12	2,400,609

		Total Building & Development	12,855,224

		Conglomerates—4.9%
		Atlantis Plastics, Inc.,
5		LIBOR + 3.50%, 3/22/12	4,937
745		LIBOR + 9.00%, 3/22/12	743,137
739		Blount Intl., Loan B, LIBOR + 1.75%, 8/15/10	739,070
4,950		Colfax Corp., LIBOR + 2.25%, 12/29/11 (EUR)	6,558,937
1,113		Fidelity National Information Solutions, Inc., Loan B, LIBOR + 1.75%, 3/30/13	1,112,764
419		GenTek, Inc., LIBOR + 4.25%, 3/15/12	421,134
3,421		Honeywell Security, Loan B, LIBOR + 3.25%, 6/28/10	3,429,898
		Invensys PLC,
1,000		Loan A, LIBOR + 2.00%, 12/15/10	1,005,625
1,783		Loan B, LIBOR + 2.13%, 12/15/10 (GBP)	3,493,896
		Jarden Corp.,
857		LIBOR + 1.75%, 1/15/12	857,885
250		LIBOR + 1.75%, 1/24/12	249,271
754		Mueller Group, Inc., Loan B, LIBOR + 2.00%, 9/30/12	757,570
2,433		Polypore, Inc., LIBOR + 3.00%, 11/15/11	2,444,879

		Total Conglomerates	21,819,003

		Consumer Products—11.8%
993		24 Hour Fitness Worldwide, Inc., Loan B, LIBOR + 2.50%, 6/30/12	998,289
		Aearo Technologies, Inc.,
993		LIBOR + 2.50%, 3/31/13	999,944
998		LIBOR + 6.50%, 9/30/13	1,008,722
1,726		Alliance One Intl., Inc., Loan B, LIBOR + 3.50%, 5/13/10	1,743,944
750		American Safety Razor Co., LIBOR + 6.25%, 2/15/14	759,375
451		Arby’s Restaurant Group, Inc., Loan B, LIBOR + 2.25%, 7/31/12	452,123
		Berkline Bench Craft,
93	[5]	Loan B, PRIME + 2.75%, 10/31/11	60,469
2,000	[5]	PRIME + 7.00%, 4/30/12	200,000
750		Bumble Bee Foods LLC, Loan B, LIBOR + 1.75%, 4/30/11	749,062
1,474		Burlington Coat Factory Warehouse Corp., Loan B, LIBOR + 2.25%, 4/15/13	1,453,281
538		Carrols Corp., LIBOR + 2.50%, 12/31/10	539,393
494		Centerplate, Inc., LIBOR + 3.25%, 10/15/10	494,660
493		Chiquita Brands Intl., Inc., Loan C, LIBOR + 2.25%, 6/28/12	497,733
995		Coinmach Corp., Loan B1, LIBOR + 2.50%, 12/19/12	1,004,057
1,613		Commonwealth Brands, Inc., LIBOR + 2.25%, 12/15/12	1,621,938

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Principal Amount (000)		Description	Value

		Consumer Products—(cont’d)
$2,228		Cracker Barrel, Loan B, LIBOR + 1.50%, 5/15/13	$2,223,688
597		Culligan Intl. Co., Loan B, LIBOR + 1.75%, 10/15/11	597,434
500		Deutsch Connectors, LIBOR + 4.50%, 2/11/16	509,583
		Eastman Kodak Co.,
164		Loan B1, LIBOR + 2.25%, 10/15/12	164,491
222		Loan B2, LIBOR + 2.25%, 10/15/12	222,781
500		Fender Musical Instruments Corp., LIBOR + 6.00%, 9/30/12	502,188
		FoodVest Ltd. (GBP)
438		Loan B, LIBOR + 2.50%, 4/30/14	864,121
438		Loan C, LIBOR + 3.00%, 4/30/15	868,404
		Fresh Start Bakeries, Inc.,
500		LIBOR, 9/30/13	501,250
500		LIBOR, 3/31/14	501,875
499		FTD, Inc., LIBOR, 8/15/13	499,997
350		Gold Toe, LIBOR + 2.75%, 4/30/14	355,250
1,013		Hertz Corp., LIBOR + 2.00%, 12/21/12	1,019,678
262		Landry’s Restaurants, Inc., Loan B, LIBOR + 1.75%, 12/31/10	261,614
689		Language Line, Inc., Loan B1, LIBOR + 3.25%, 6/14/11	693,384
501		Latimer/Weetabix, LIBOR + 8.00%, 7/26/16 (GBP)	1,016,990
750	[5]	Le-Natures, Inc., Loan B, LIBOR + 4.00%, 9/30/11	411,875
1,200		Maidenform, Inc., LIBOR + 1.75%, 5/14/10	1,200,000
891		Mapco Express, Inc., LIBOR + 2.75%, 5/15/11	895,891
1,039		Movie Gallery, Inc., Loan B, LIBOR + 5.25%, 4/30/11	1,023,682
1,661		Neiman-Marcus Group, Inc., LIBOR + 2.25%, 4/15/13	1,672,165
1,398		New Page, Loan B, LIBOR + 3.00%, 4/30/12	1,404,643
3,500	[5]	Olympus Cable Holdings LLC, Loan B, PRIME + 2.00%, 9/30/10	3,407,033
1,500	[6]	Orchard Supply Hardware Stores Corp., Loan B2, LIBOR + 2.45%, 12/09/07	1,500,000
539		Oreck Corp., Loan B, LIBOR + 2.75%, 1/31/12	532,722
		Oriental Trading Co.,
998		LIBOR + 2.75%, 6/30/13	999,994
500		LIBOR + 4.75%, 1/30/14	500,000
		OSI Group LLC,
758		LIBOR + 1.75%, 9/15/11	756,178
948		LIBOR + 2.00%, 9/15/11	945,249
1,706		Loan B, LIBOR + 2.00%, 9/15/11	1,701,449
750		PETCO Animal Supplies, Inc., LIBOR, 10/31/12	753,562
1,065		Pierre Foods, Inc., Loan B, LIBOR + 2.00%, 7/15/10	1,067,663
750		Pivotal Promontory LLC, LIBOR + 6.50%, 9/15/11	716,250
1,950		Prestige Brands Holdings, Inc., Loan B, LIBOR + 2.25%, 4/07/11	1,955,688
1,485		Roundy’s Supermarkets, Inc., LIBOR + 3.00%, 11/15/11	1,496,509
673		Spectrum Brands, Inc., Loan B, LIBOR + 3.00%, 1/31/12	675,204
1,397		Sturm Foods, Inc., LIBOR + 2.00%, 5/31/11	1,393,009
1,489		SUPERVALU, Inc., Loan B, LIBOR + 1.75%, 6/15/12	1,491,132
812	[5]	Synventive Acquisition, Inc., LIBOR + 14.0%, 2/17/14	304,539
495		TravelCenters of America, Inc., Loan B, LIBOR + 1.75%, 6/30/11	494,381
864		Tupperware Corp., LIBOR + 1.50%, 11/07/12	856,619
493		Warnaco, Inc., Loan B, LIBOR + 1.50%, 1/31/12	491,359
		Waterpik Technologies, Inc.,
451		LIBOR + 2.25%, 4/15/13	448,619
750		LIBOR + 6.50%, 10/15/13	742,500

		Total Consumer Products	53,223,633

		Containers & Packaging—4.8%
		Bluegrass Container Co. LLC,
345		LIBOR + 2.25%, 6/30/13	347,865
1,500		LIBOR + 5.00%, 12/30/13	1,513,114
1,152		Loan B, LIBOR + 2.25%, 6/30/13	1,161,448
200		Covalence Specialty Materials Corp., LIBOR + 3.25%, 8/15/13	201,833
		Georgia-Pacific Corp.,
1,148		LIBOR + 2.00%, 2/28/13	1,153,018
1,500		LIBOR + 2.00%, 2/28/14	1,502,250

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)

(Percentage of Net Assets)

Principal Amount (000)	Description	Value

	Containers & Packaging—(cont’d)
	Graham Packaging Co. LP,
$1,400	Loan B, LIBOR + 2.25%, 4/01/12	$1,411,399
5,673	Loan C, LIBOR + 4.25%, 10/01/11	5,702,916
3,258	Graphic Packaging Intl., Inc., Loan C, LIBOR + 2.50%, 8/08/10	3,292,175
	Smurfit-Stone Container Enterprises, Inc.,
503	Loan B, LIBOR + 2.25%, 11/01/11	505,522
750	Loan B1, LIBOR + 2.50%, 2/15/15 (EUR)	1,001,472
750	Loan C1, LIBOR + 3.00%, 2/15/14 (EUR)	997,463
2,925	Solo Cup, Inc., LIBOR + 3.50%, 2/27/11	2,941,264

	Total Containers & Packaging	21,731,739

	Ecological Services & Equipment—0.5%
	Envirosolutions, Inc.,
927	LIBOR + 3.50%, 2/28/09	934,191
1,073	LIBOR + 3.50%, 7/15/12	1,080,809

	Total Ecological Services & Equipment	2,015,000

	Energy—7.4%
1,500	AES Corp., LIBOR + 1.75%, 4/30/08	1,500,937
562	Astoria Generating Co. Acquisitions LLC, Loan B, LIBOR + 2.00%, 2/23/13	564,852
500	Boart Longyear Co., LIBOR + 7.00%, 10/31/13	489,375
950	Cellnet Technology, Inc., Loan B, LIBOR + 3.00%, 4/30/12	949,588
	Coffeyville Resources LLC,
2,600	Loan C, LIBOR + 2.50%, 6/22/11	2,613,814
889	Loan C, TBD, 7/15/12	893,528
	Coleto Creek Power,
127	LIBOR + 2.75%, 7/31/13	126,752
1,863	Loan B, LIBOR, 7/31/13	1,853,932
1,000	Exco Resources, Inc., LIBOR + 5.50%, 10/31/11	1,007,500
	Flint (EUR)
833	Loan B7, LIBOR + 2.50%, 12/20/15	1,104,717
833	Loan C7, LIBOR + 3.00%, 12/20/14	1,104,717
	Generac Power Systems, Inc.,
1,000	LIBOR, 11/15/13	1,003,125
750	LIBOR, 5/15/14	752,344
1,485	Key Energy Services, Inc., Loan C, LIBOR + 2.50%, 8/15/12	1,489,641
962	LSP General Finance Co. LLC, LIBOR + 1.75%, 4/15/13	961,641
496	Meg Energy Corp., Loan B, LIBOR + 2.00%, 4/08/12	496,948
990	Mirant NA LLC, Loan B, LIBOR + 1.75%, 1/05/13	987,878
	Northeast Energy,
159	LIBOR + 2.50%, 10/31/13	159,884
750	LIBOR + 4.50%, 10/31/14	759,688
1,341	Loan B, LIBOR + 2.50%, 10/31/13	1,352,866
4,514	NRG Energy, Inc., LIBOR + 2.00%, 1/31/13	4,536,012
358	Petro Geological Services, Loan B, LIBOR + 2.50%, 12/31/12	360,063
	Plum Point Energy Associates,
194	LIBOR + 3.75%, 3/14/14	195,986
670	Loan B, LIBOR + 3.25%, 3/14/14	675,738
104	Regency Gas, LIBOR, 8/15/13	104,199
2,000	Reliant Energy, Inc., LIBOR, 12/01/10	2,014,000
2,107	SemCrude LP, LIBOR + 2.25%, 2/28/11	2,118,030
1,490	Trinidad Energy Services Income Trust, LIBOR + 2.50%, 4/15/11	1,493,725
	Wolf Hollow I LP,
100	0.50%, 6/15/12	98,000
500	LIBOR, 12/15/12	500,000
300	LIBOR + 2.25%, 6/15/12	294,000
100	LIBOR + 2.25%, 6/22/12	98,000
474	Loan B, LIBOR + 2.25%, 6/15/12	464,676

	Total Energy	33,126,156

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)

(Percentage of Net Assets)

Principal Amount (000)		Description	Value

		Entertainment & Leisure—6.0%
$988		Blockbuster Entertainment Corp., Loan B, LIBOR + 3.50%, 8/20/11	$990,463
1,122		Cinemark, Inc., Loan B, LIBOR, 10/05/13	1,127,330
750		Edge Las Vegas, LIBOR + 3.50%, 6/15/07	731,250
938		Fairmont Hotels & Resorts, Inc., Loan B, LIBOR + 3.25%, 7/15/11	942,598
2,000		Greektown Holdings LLC, Loan B, LIBOR + 2.50%, 12/15/12	2,015,000
2,500		Hallmark Entertainment LLC, Loan B, LIBOR + 2.50%, 12/31/11	2,487,500
1,485		Hit Entertainment Ltd., LIBOR + 2.25%, 8/31/12	1,492,425
		Hollywood Theaters, Inc.,
1,706		LIBOR + 3.25%, 8/01/09	1,721,180
2,500		LIBOR + 7.00%, 1/21/10	2,525,000
1,477		Kerasotes Theatres, Inc., Loan B, LIBOR + 2.50%, 10/31/11	1,478,693
2,978		Metro-Goldwyn-Mayer Studios, Inc., Loan B, LIBOR + 3.25%, 4/15/12	2,947,192
750		Riverside Casino & Golf Resort LLC, Loan B, LIBOR + 3.50%, 11/15/12	750,000
750		Time Warner, Inc., Loan B, LIBOR + 2.25%, 10/31/13	755,063
524		Travelport, Inc., LIBOR, 8/31/13	524,786
925		Universal City Development Partners LP, Loan B, LIBOR + 2.00%, 6/30/12	927,768
1,500		Venetian Casino Resorts LLC, Loan B, LIBOR + 1.75%, 6/15/11	1,504,831
		Wembley, Inc.,
990		LIBOR + 2.50%, 8/31/11	1,001,137
1,500		LIBOR + 4.25%, 8/31/12	1,518,750
1,099		Wyndham Intl., Inc., Loan E, LIBOR + 4.50%, 9/11/07	1,104,847
467		Yellowstone Mountain Club, LIBOR + 2.38%, 10/15/10	462,264

		Total Entertainment & Leisure	27,008,077

		Financial Institutions—16.9%
993		Advantage Sales & Marketing, Inc., LIBOR + 2.00%, 4/15/13	987,967
969		Arias Acquisitions, Inc., LIBOR + 3.75%, 7/30/11	934,905
249		Arrowhead General Insurance Agency, Inc., LIBOR, 8/15/12	251,245
		Asurion Corp.,
1,155		LIBOR + 3.00%, 8/30/12	1,159,107
500		LIBOR + 6.25%, 2/28/13	506,875
2,000		Audatex, LIBOR + 5.50%, 10/15/13 (EUR)	2,694,552
955		Avio, LIBOR, 9/25/16	979,297
		Bankruptcy Management,
1,000		LIBOR + 2.75%, 6/30/11	1,003,750
499		LIBOR + 6.25%, 7/30/12	504,984
4,813		Billing Services Group, LIBOR + 2.50%, 5/11/12 (EUR)	6,352,741
1,000		BNY Convergex Group LLC, LIBOR + 3.00%, 8/31/13	998,125
499		Brock Holdings, LIBOR + 2.50%, 8/30/13	501,867
1,000		BST Textile, LIBOR, 6/03/09	1,329,950
500		CCC Information Services Group, Inc., Loan B, LIBOR + 2.50%, 2/15/13	501,042
10,000	[5]	Century Corp., PRIME + 2.00%, 12/31/09	9,728,570
1,250		Charter Mac, Loan B, LIBOR + 2.50%, 8/15/12	1,251,562
750		Conseco, Inc., LIBOR, 9/30/13	752,344
		GS Holdings Corp.,
91		LIBOR + 1.75%, 5/15/11	90,824
654		LIBOR + 1.75%, 5/15/13	653,376
5,000		Idearc, Inc., Loan B, LIBOR + 2.00%, 11/15/14	5,025,000
2,943		Jostens, Inc., Loan C, LIBOR + 2.00%, 10/15/11	2,954,280
		Liberato Midco Ltd.,
366		LIBOR, 10/27/16 (GBP)	734,555
500		Loan B1, LIBOR, 10/27/14 (EUR)	668,585
500		Loan C1, LIBOR, 10/27/15	671,265
877		Lucite Intl. Finance PLC, LIBOR + 9.00%, 7/15/14 (EUR)	1,139,112
2,000		Moeller Group, LIBOR, 9/17/12 (EUR)	2,678,382
717		N.E.W. Holdings I LLC, LIBOR, 8/31/13	718,820
		Nasdaq Stock Market, Inc.,
974		Loan B, LIBOR + 1.75%, 4/18/12	972,492
564		Loan C, LIBOR + 1.75%, 4/18/12	563,785
6,000		Navistar Financial Corp., LIBOR + 5.00%, 2/28/09	6,075,000
1,955		Owens Illinois Group, Inc., Loan B, LIBOR + 1.50%, 6/30/13 (EUR)	2,560,538

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)

(Percentage of Net Assets)

Principal Amount (000)	Description	Value

	Financial Institutions—(cont’d)
$1,485	PinnOak Resources LLC, LIBOR + 3.25%, 11/22/12	$1,447,875
1,141	Professional Service, Inc., Loan B, LIBOR + 2.75%, 10/31/12	1,142,051
500	Renfro Corp., LIBOR + 3.25%, 9/30/13	500,000
1,729	Ripplewood Phosphorus U.S. LLC, LIBOR + 3.25%, 7/16/11	1,724,962
1,119	Sedgewick Claims Management Services, Inc., Loan B, LIBOR + 2.00%, 2/28/13	1,119,318
1,500	Targa Resources, Inc., LIBOR + 2.25%, 10/31/07	1,499,766
	TPG Springs,
1,733	LIBOR, 3/22/15 (EUR)	2,271,117
997	Loan B, LIBOR + 2.75%, 3/22/13 (GBP)	1,943,437
997	Loan C, LIBOR + 3.25%, 3/22/14 (GBP)	1,952,381
	TransFirst Holdings, Inc.,
1,000	LIBOR + 6.25%, 8/15/12	1,002,500
995	Loan B, LIBOR + 2.50%, 8/15/12	999,975
	United Biscuits,
1,651	Loan B1, LIBOR, 12/31/14 (GBP)	3,231,341
535	Loan B2, LIBOR, 12/31/14 (EUR)	704,933
458	USI Holdings Corp., Loan B, LIBOR + 2.25%, 7/30/08	458,368

	Total Financial Institutions	75,942,921

	Health Care—7.2%
3,318	Arizant, Inc., LIBOR + 3.25%, 8/15/10	3,330,411
1	CCS Medical, Loan B, LIBOR + 3.25%,	630
2,345	Community Health Systems, Inc., LIBOR + 1.75%, 8/15/11	2,346,052
3,100	Concentra Operating Corp., Loan B, LIBOR + 2.00%, 9/30/11	3,106,601
826	Davita, Inc., Loan B, LIBOR + 2.00%, 6/30/12	829,815
523	Duloxetine Royalty, LIBOR + 4.50%, 10/15/13	523,161
	Emdeon Business Services, LLC,
500	LIBOR, 5/30/14	504,062
1,250	Loan B, LIBOR, 11/30/13	1,252,604
5,970	HealthSouth Corp., Loan B, LIBOR + 3.25%, 3/15/13	6,005,653
2,925	IASIS Healthcare Corp., Loan B, LIBOR + 2.25%, 6/30/11	2,938,162
1,472	Jean Coutu Group, Inc., Loan B, LIBOR + 2.50%, 7/30/11	1,473,446
448	Multiplan, Inc., LIBOR + 2.50%, 4/15/13	446,933
497	National Renal Institutes, Inc., Loan B, LIBOR + 2.25%, 4/15/13	495,945
	Quintiles Transnational Corp.,
995	LIBOR + 2.00%, 3/31/13	993,507
248	LIBOR + 4.00%, 3/31/14	250,594
985	Select Medical Corp., Loan B, LIBOR + 1.75%, 2/28/12	965,669
3,014	US Oncology, Inc., LIBOR + 2.25%, 6/30/11	3,022,970
983	Vanguard Health Holding Co. II LLC, LIBOR + 2.25%, 9/30/11	983,176
	Warner Chilcott Corp.,
88	LIBOR + 2.50%, 1/18/11	88,247
416	LIBOR + 2.50%, 1/18/12	416,623
1,891	Loan B, LIBOR + 2.50%, 1/18/11	1,899,069
519	Loan C, LIBOR + 2.50%, 1/18/11	521,389

	Total Health Care	32,394,719

	Industrials—3.2%
1,496	Acosta, Inc., LIBOR + 2.75%, 8/15/13	1,509,342
499	Applied Systems, Inc., Loan B, LIBOR, 9/30/13	500,620
	Bolthouse Farms, Inc.,
993	LIBOR + 2.25%, 12/01/12	991,880
500	LIBOR + 5.50%, 12/16/13	502,500
333	Chart Industries, Inc., Loan B, LIBOR + 2.00%, 10/15/12	333,958
1,850	Drummond Co., Inc., LIBOR + 1.50%, 2/15/12	1,803,750
	Novelis, Inc.,
199	Loan B, LIBOR + 2.25%, 1/13/10	199,243
346	Loan B, LIBOR + 2.25%, 12/30/11	346,053
2,500	Oshkosh Truck Corp., Loan B, LIBOR, 12/06/13	2,502,345
625	QTC Acquisition, Inc., LIBOR + 6.50%, 5/04/13	626,563

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)

(Percentage of Net Assets)

Principal Amount (000)	Description	Value

	Industrials—(cont’d)
	Standard Steel LLC,
$83	1.00%, 7/15/12	$83,854
415	Loan B, LIBOR + 2.50%, 7/15/12	417,175
1,000	Stolle Machinery Co. LLC, LIBOR, 9/29/13	1,006,250
1,281	Thermo Fluids, Inc., Loan B, LIBOR + 3.00%, 6/27/13	1,284,084
2,000	Tinnerman Palnut Engineered Products, Inc., LIBOR + 7.75%, 11/01/11	1,920,000
	Trimas Corp.,
93	LIBOR + 2.75%, 7/31/11	93,024
406	Loan B, LIBOR, 7/31/13	407,520

	Total Industrials	14,528,161

	Media—19.1%
1,825	Alliance Atlantis Communications, Inc., Loan C, LIBOR + 1.50%, 11/30/11	1,822,326
	American Lawyers Media, Inc.,
1,711	LIBOR + 2.50%, 3/15/10	1,707,455
2,000	LIBOR + 5.75%, 3/07/11	1,998,334
1,000	American Media Operations, Inc., Loan B, LIBOR + 3.00%, 1/31/13	1,003,750
250	Bresnan Communications Group LLC, LIBOR + 4.50%, 4/15/14	255,000
8,398	Cablecom SCA, Loan A, LIBOR, 12/31/10 (CHF)	6,883,591
3,980	Cablevision Systems Corp., LIBOR + 1.75%, 3/31/13	3,980,330
	Casema Kabelcom (EUR)
750	LIBOR, 9/30/14	994,833
750	LIBOR + 2.50%, 9/30/15	999,784
875	Loan B1, LIBOR + 2.50%, 9/30/14	1,166,474
875	Loan C, LIBOR, 9/30/15	1,172,009
2,000	Century TCI California LP, PRIME, 12/31/07	1,971,250
6,000	Cequel Communications LLC, LIBOR + 2.25%, 11/05/13	6,002,814
3,500	Charter Communications Holdings LLC/Charter Communication Holdings Capital Corp.,
	LIBOR + 2.63%, 4/28/13	3,520,891
3,235	Dex Media East LLC/Dex Media East Finance Co., Loan B, LIBOR + 1.50%, 12/31/08	3,225,555
	Dex Media West LLC/Dex Media Finance Co.,
808	Loan B1, LIBOR + 1.50%, 9/09/10	805,693
1,456	Loan B2, LIBOR + 1.50%, 9/01/09	1,450,265
500	Emmis Communications Corp., LIBOR, 10/31/13	502,734
1,224	GateHouse Media, Inc., LIBOR + 2.25%, 12/15/13	1,224,704
4,000	German Media Partners LP, LIBOR, 6/06/13 (EUR)	5,284,599
4,000	KDG Media Technologies AG, Loan A, LIBOR, 3/31/12 (EUR)	5,287,176
1,489	Liberty Cablevision of Puerto Rico Ltd., LIBOR + 2.25%, 2/15/13	1,493,402
1,500	Mediacom Broadband LLC, Loan D1, LIBOR + 1.75%, 1/31/15	1,492,969
1,827	Mediacom Communications Corp., Loan A, LIBOR + 1.00%, 3/31/10	1,784,400
1,975	Mediacom Illinois LLC, Loan C, LIBOR + 1.75%, 1/15/15	1,970,416
1,922	Mission Broadcasting, Inc., Loan B, LIBOR + 1.75%, 8/14/12	1,914,386
400	Multicultural Radio Broadcasting, Inc., LIBOR + 2.75%, 12/15/12	400,750
	NEP Supershooters LP,
500	LIBOR + 4.00%, 8/01/11	505,000
671	LIBOR + 8.00%, 2/01/11	677,258
1,245	New Wave Communications, LIBOR + 3.25%, 6/20/13	1,245,250
1,821	Nexstar Finance, Inc., Loan B, LIBOR + 1.75%, 8/14/12	1,814,045
3,500	Nielsen Finance LLC/Nielsen Finance Co., Loan B, LIBOR + 2.75%, 8/15/13	3,522,848
1,000	Persona Communications, Inc., LIBOR, 4/30/14	1,003,750
496	Prism Business Media, Inc., Loan B, LIBOR + 2.25%, 10/15/12	496,026
	Prysmian Cables & Systems,
2,034	Loan B3a, LIBOR, 8/22/14	2,036,142
508	Loan C5a, LIBOR, 8/22/15	510,306
750	Puerto Rico Cable Acquisition Co., LIBOR + 6.25%, 1/26/12	753,750
744	Quebecor Media, Inc., Loan B, LIBOR + 2.00%, 1/17/13	748,097
2,079	RH Donnelley, Inc., Loan D2, LIBOR + 1.50%, 12/31/11	2,071,796
	TDC (EUR)
1,250	Loan B, LIBOR, 11/12/14	1,664,913
1,250	Loan C2, LIBOR, 11/12/15	1,671,898
500	Wide Open West Finance LLC, Loan B, LIBOR + 2.25%, 4/30/13	500,447

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)

(Percentage of Net Assets)

Principal Amount (000)	Description	Value

	Media—(cont’d)
$1,908	WMG Acquisition Corp., LIBOR + 2.00%, 4/08/11	$1,913,132
2,500	Yell Group PLC, Loan B, LIBOR + 2.00%, 2/15/13 (EUR)	3,334,503
989	Young Broadcasting, Inc., LIBOR + 2.50%, 11/01/12	985,970

	Total Media	85,771,021

	Real Estate—1.6%
997	Acoustical Materials, LIBOR + 2.75%, 4/30/12	994,623
2,250	Foster Wheeler Ltd., LIBOR - 0.10%, 9/15/11	2,258,437
2,596	Headwaters, Inc., LIBOR + 2.00%, 4/30/11	2,577,898
250	Kyle Acquisition Group, LLC, Loan B, LIBOR + 3.50%, 7/20/09	249,063
491	Masonite Intl. Corp., LIBOR + 2.00%, 4/05/13	481,003
400	Stewart Enterprises, Inc., Loan B, LIBOR + 1.75%, 11/30/11	400,237

	Total Real Estate	6,961,261

	Technology—4.6%
478	Activant Solutions, Inc., Loan B, LIBOR + 2.00%, 4/30/13	473,785
743	Affiliated Computer Services, Inc., Loan B, LIBOR + 2.00%, 3/31/13	744,305
1,985	Directed Electronics, Inc., LIBOR + 2.50%, 3/15/10	1,981,704
500	Electrical Components Intl. Holdings Co., LIBOR + 6.50%, 5/19/14	502,500
	Intergraph Corp.,
500	LIBOR, 5/15/14	502,187
750	LIBOR, 11/15/14	763,125
997	Marvell Technology Group Ltd., Loan B, LIBOR + 2.00%, 11/06/09	996,875
998	MetroPCS Wireless, Inc., Loan B, LIBOR + 2.50%, 11/15/13	1,000,825
1,343	Nuance Communications, Inc., LIBOR + 2.00%, 12/29/13	1,337,466
	RedPrairie Corp.,
1,250	LIBOR + 6.50%, 1/31/13	1,256,250
995	Loan B, LIBOR, 7/31/12	995,000
	Sensata Technologies BV,
1,496	LIBOR + 2.00%, 4/30/13 (EUR)	1,980,063
1,990	Loan B, LIBOR + 1.75%, 4/30/13	1,976,008
291	SS&C Technologies, Inc., LIBOR + 2.50%, 11/04/12	292,626
2,469	SunGard Data Systems, Inc., Loan B, LIBOR + 2.50%, 1/05/13	2,490,640
2,027	UGS Corp., LIBOR + 1.75%, 5/30/11	2,024,556
1,179	Westcom Corp., Loan B, LIBOR + 2.75%, 12/31/10	1,179,443

	Total Technology	20,497,358

	Telecommunications—10.0%
	American Cellular Corp.,
563	1.00%, 8/15/07	562,852
188	LIBOR + 2.25%, 8/15/07	188,320
1,990	Atlantic Broadband Finance LLC, Loan B1, LIBOR + 2.75%, 1/30/11	2,018,192
500	Cavalier Telephone Corp., Loan B, LIBOR + 4.75%, 11/30/12	501,250
2,169	Centennial Cellular Operating Co., LIBOR + 2.25%, 2/09/11	2,183,122
500	Country Road Communications LLC, LIBOR + 7.75%, 7/15/13	505,000
	Eircom Group PLC (EUR)
3,000	Loan B, LIBOR + 2.38%, 9/15/14	3,986,268
3,000	Loan C, LIBOR, 9/15/15	3,954,705
1,000	Loan D, LIBOR, 3/15/16	1,353,768
750	FairPoint Communications, Inc., LIBOR + 1.75%, 2/15/12	749,063
	Insight Midwest Holdings LLC,
3,000	Loan B, LIBOR, 4/03/14	3,018,189
1,000	Loan B, LIBOR, 4/06/14	1,006,063
2,000	Iowa Telecommunications Services, Inc., Loan B, LIBOR + 1.75%, 11/30/11	2,001,786
750	IPC Acquisition Corp., LIBOR, 8/15/12	753,750
990	Madison River Capital LLC, Loan B1, LIBOR + 2.25%, 7/31/12	991,714
1,730	NTELOS, Inc., LIBOR + 2.25%, 2/24/10	1,734,731
	NTL Investment Holding Ltd. (GBP)
2,420	Loan B2, LIBOR + 2.13%, 9/03/12	4,727,171
1,500	Loan C, LIBOR, 3/03/13	2,992,070
746	Nuvox Communications, LIBOR + 5.00%, 5/15/12	744,384
446	Triton PCS, Inc., LIBOR + 3.25%, 11/15/09	448,073

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Telecommunications—(cont’d)
	$3,000		West Corp., LIBOR, 10/31/13	$3,000,468
			Wind Acquisition Finance SA (EUR)
	1,664		Loan A1, LIBOR + 2.25%, 6/17/12	2,196,635
	2,000		Loan B1, LIBOR + 2.75%, 7/31/12	2,656,601
	2,000		Loan C1, LIBOR + 3.25%, 7/31/13	2,669,801

			Total Telecommunications	44,943,976

			Transportation—1.0%
	875		Delta Air Lines, Inc., Loan A, LIBOR + 2.75%, 4/15/08	881,076
	398		Kenan Advantage Group, LIBOR + 3.00%, 12/16/11	400,479
	327		Sirva Worldwide, Inc., LIBOR + 6.00%, 12/31/09	295,291
	995		UAL Corp., LIBOR + 3.75%, 1/31/12	1,001,574
	1,863		Vanguard Car Rental Holdings, Inc., Loan B, LIBOR + 3.00%, 6/30/13	1,872,589

			Total Transportation	4,451,009

			Total Bank Loans	522,527,285

			Foreign Government Bonds—20.9%
B+	3,840	[2]	Argentina Republic, 5.59%, 8/03/12	2,787,840
BB-	2,904		Bolivarian Republic of Venezuela, 6.25%, 12/18/07	2,904,355
			Federative Republic of Brazil,
BB	475		10.25%, 6/17/13	586,625
BB	9,435	[2,4]	11.114%, 6/29/09	10,718,160
B+	1,600		Islamic Republic of Pakistan, 6.75%, 2/19/09	1,631,981
	4,356		Kingdom of Morocco, 6.344%, 1/02/09	4,385,171
A-	800		Malaysia, 8.75%, 6/01/09	861,616
A	2,400	[4]	Republic of Chile, 6.875%, 4/28/09	2,490,000
BB	1,200	[2]	Republic of Colombia, 8.911%, 3/17/13	1,332,000
BB	3,200		Republic of Costa Rica, 9.335%, 5/15/09	3,454,400
BB+	2,000		Republic of Panama, 8.25%, 4/22/08	2,070,000
			Republic of Peru,
BB+	5,376		4.50%, 3/07/17	5,335,680
BB+	2,400		9.125%, 1/15/08	2,491,200
BBB+	2,400	[4]	Republic of South Africa, 7.375%, 4/25/12	2,580,000
BB-	2,400		Republic of the Philippines, 8.875%, 4/15/08	2,509,193
NR	950		Republic of Uruguay, 6.875%, 1/19/16 (EUR)	1,360,642
			Republic of Venezuela,
BB-	1,107		6.25%, 3/31/07	1,106,789
BB-	4,000	[2]	6.374%, 4/20/11	3,968,000
BB-	4,800		9.125%, 6/18/07	4,836,000
BB-	2,000		11.00%, 3/05/08 (EUR)	2,832,827
BBB+	4,000		Russian Federation, 10.00%, 6/26/07	4,084,800
BB-	2,735		Turkey, 7.00%, 9/26/16	2,779,444
			Ukraine,
BB-	2,800	[3]	6.875%, 3/04/11	2,870,000
BB-	16,100	[2,3,4]	8.903%, 8/05/09	17,045,875
			United Mexican States,
Baa1	4,800	[2,4]	6.073%, 1/13/09	4,843,200
NR	10,000		8.00%, 12/24/08 (MXN)	939,276
NR	9,820		9.00%, 12/22/11 (MXN)	972,001

			Total Foreign Government Bonds	93,777,075

	Shares

			Common Stocks—0.0%
	947	[6,7]	Critical Care Systems Intl., Inc.	7,576

			Total Long-Term Investments (cost $704,936,819)	713,476,868

See Notes to Financial Statements.

BlackRock Global Floating Rate Income Trust (BGT) (continued)
(Percentage of Net Assets)

Principal Amount (000)		Description	Value

		SHORT-TERM INVESTMENTS—0.2%
		U.S. Government and Agency Discount Notes—0.2%
		Federal National Mortgage Assoc. Disc. Notes,
$400	[8]	5.185%, 1/08/07	$399,599
600	[8]	5.193%, 1/19/07	598,451

		Total Short-Term Investments (cost $998,050)	998,050

		Total Investments—159.1% (cost $705,934,8699)	$714,474,918
		Liabilities in excess of other assets—(4.9)%	(21,820,349)
		Preferred shares at redemption value, including dividends payable—(54.2)%	(243,590,006)

		Net Assets Applicable to Common Shareholders—100%	$449,064,563

[1]	Using the highest of S&P’s, Moody’s or Fitch’s ratings.

[2]	Variable rate security. Rate shown is interest rate as of December 31, 2006.

[3]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2006, the Trust held 7.7% of its net assets, with a current market value of $34,495,587, in securities restricted as to resale.

[4]	Entire or partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4 in the Notes to Financial Statements for details of open reverse repurchase agreements.

[5]	Issuer is in default and/or bankruptcy.

[6]	Security is fair valued. As of December 31, 2006, the Trust held 0.3% of its net assets, with a current market value of $1,507,576 in these securities.

[7]	Non-income producing security.

[8]	Rate shown is the yield to maturity as of the date of purchase.

[9]

Cost for federal income tax purposes is $706,005,264. The net unrealized appreciation on a tax basis is $8,469,654, consisting of $13,826,318 gross unrealized appreciation and $5,356,664 gross unrealized depreciation.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

KEY TO ABBREVIATIONS

CHF	—	Swiss Franc	MXN	—	Mexican Peso
EUR	—	Euro	PRIME	—	Prime Rate
GBP	—	British Pound	TBD	—	To Be Determined
LIBOR	—	London Interbank Offered Rate

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006
BlackRock High Income Shares (HIS)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			LONG-TERM INVESTMENTS—135.9%
			Corporate Bonds—134.0%
			Aerospace & Defense—2.5%
BB	$200		AAR Corp., 6.875%, 12/15/07	$200,000
B2	550		Argo-Tech Corp., 9.25%, 6/01/11	594,000
B	1,990		DI Finance/DynCorp Intl., Ser. B, 9.50%, 2/15/13	2,109,400
			DRS Technologies, Inc.,
B	170		6.875%, 11/01/13	171,275
B	170		7.625%, 2/01/18	175,100
BB+	90		L-3 Communications Corp., 5.875%, 1/15/15	86,850
BB	270		Sequa Corp., 9.00%, 8/01/09	288,900

			Total Aerospace & Defense	3,625,525

			Automotive—4.9%
B	170	[2]	Ashtead Capital, Inc., 9.00%, 8/15/16	181,900
			AutoNation, Inc.,
BB+	360		7.00%, 4/15/14	362,700
BB+	360	[3]	7.374%, 4/15/13	361,800
BB-	70	[2,3]	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.874%, 5/15/14	67,550
			Goodyear Tire & Rubber Co.,
B-	50		7.857%, 8/15/11	50,250
B2	545	[2]	8.625%, 12/01/11	561,350
B	775	[2]	Lear Corp., 8.75%, 12/01/16	748,844
BB-	22		Meritor Automotive, Inc., 6.80%, 2/15/09	21,560
B3	935		Metaldyne Corp., 10.00%, 11/01/13	1,000,450
B+	1,910		Rent-A-Center, Inc., 7.50%, 5/01/10	1,914,775
CCC+	525		Stanadyne Corp., 10.00%, 8/15/14	539,437
BB-	550		TRW Automotive, Inc., 9.375%, 2/15/13	589,875
B	760	[2]	United Auto Group, Inc., 7.75%, 12/15/16	760,950

			Total Automotive	7,161,441

			Basic Materials—14.2%
B+	930		Abitibi-Consolidated, Inc., 6.00%, 6/20/13 (Canada)	744,000
B+	595		AK Steel Corp., 7.75%, 6/15/12	599,462
B-	1,200		Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., 10.00%, 6/01/12	1,302,000
BB-	160		Bowater Canada Finance Corp., 7.95%, 11/15/11 (Canada)	156,800
BB-	350	[3]	Bowater, Inc., 8.36%, 3/15/10	353,500
B+	275		Catalyst Paper Corp., 7.375%, 3/01/14 (Canada)	260,562
BB+	60		Chemtura Corp., 6.875%, 6/01/16	57,750
B-	540		CPG Intl. I, Inc., 10.50%, 7/01/13	550,125
BB-	1,010		Del Monte Corp., 8.625%, 12/15/12	1,065,550
			Domtar, Inc. (Canada)
B2	160		7.125%, 8/15/15	156,800
B2	100		7.875%, 10/15/11	103,750
B+	390		Donohue Forest Products, 7.625%, 5/15/07 (Canada)	389,025
			Equistar Chemicals LP/Equistar Funding Corp.,
BB-	125		8.75%, 2/15/09	130,938
BB-	2,780		10.125%, 9/01/08	2,953,750
BB-	1,250		10.625%, 5/01/11	1,331,250
B3	500	[2]	Huntsman Intl. LLC, 7.375%, 1/01/15	496,250
Ba3	1,450		Huntsman LLC, 11.625%, 10/15/10	1,584,125
B+	475	[2]	Ineos Group Holdings PLC, 8.50%, 2/15/16 (United Kingdom)	453,625
B3	2,205		Innophos, Inc., 8.875%, 8/15/14	2,238,075
B	300		Jacuzzi Brands, Inc., 9.625%, 7/01/10	318,750
			Lyondell Chemical Co.,
BB-	390		8.00%, 9/15/14	404,625
BB-	710		8.25%, 9/15/16	745,500
BB	180	[2]	Mosaic Co., 7.625%, 12/01/16	186,525
B-	345		Nalco Co., 8.875%, 11/15/13	365,269

See Notes to Financial Statements.

BlackRock High Income Shares (HIS) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Basic Materials—(cont’d)
			NewPage Corp.,
B2	$1,040		10.00%, 5/01/12	$1,097,200
B3	250		12.00%, 5/01/13	264,375
			Nova Chemicals Corp. (Canada)
BB	260		6.50%, 1/15/12	246,350
BB	880	[3]	8.502%, 11/15/13	880,000
CCC+	1,034	[2]	Pregis Corp., 12.375%, 10/15/13	1,119,305
B+	162		Rhodia SA, 10.25%, 6/01/10 (France)	184,680
B-	25	[2]	Verso Paper Holdings LLC/Verson Paper, Inc., 11.375%, 8/01/16	26,250

			Total Basic Materials	20,766,166

			Building & Development—2.4%
B-	450		Goodman Global Holding Co., Inc., 7.875%, 12/15/12	442,125
Ba2	1,000		K Hovnanian Enterprises, Inc., 7.75%, 5/15/13	997,500
B3	470		Nortek, Inc., 8.50%, 9/01/14	460,600
B3	1,560		North American Energy Partners, Inc., 8.75%, 12/01/11 (Canada)	1,567,800

			Total Building & Development	3,468,025

			Business Equipment & Services—0.2%
Ba2	275	[2]	FTI Consulting, Inc., 7.75%, 10/01/16	285,313

			Commercial Services—0.5%
B-	275	[2,3]	NCO Group, Inc., 10.244%, 11/15/13	273,625
B+	400	[2]	Quebecor World, Inc., 9.75%, 1/15/15 (Canada)	403,792

			Total Commercial Services	677,417

			Consumer Products—9.2%
CCC+	1,070	[3]	Ames True Temper, Inc., 9.374%, 1/15/12	1,086,050
B3	510	[2]	Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/14	497,250
B2	280	[2]	Education Management LLC/Education Management Corp., 8.75%, 6/01/14	289,800
B-	680		Finlay Fine Jewelry Corp., 8.375%, 6/01/12	651,100
B	928		Gold Kist, Inc., 10.25%, 3/15/14	1,069,436
B-	2,354		Lazy Days RV Center, Inc., 11.75%, 5/15/12	2,248,070
B	110	[3]	Levi Strauss & Co., 10.11%, 4/01/12	112,888
CC	1,230		Merisant Co., 9.50%, 7/15/13	731,850
			Michaels Stores, Inc.,
B2	1,160	[2]	10.00%, 11/01/14	1,206,400
Caa1	1,470	[2]	11.375%, 11/01/16	1,532,475
B2	240		Neiman-Marcus Group, Inc., 9.00%, 10/15/15	261,900
B3	185	[2,3]	Nutro Products, Inc., 9.40%, 10/15/13	191,475
BB-	400		Quiksilver, Inc., 6.875%, 4/15/15	393,000
BB+	350		Reynolds American, Inc., 7.625%, 6/01/16	370,837
B+	250		Rite Aid Corp., 8.125%, 5/01/10	255,312
CCC	620		Spectrum Brands, Inc., 7.375%, 2/01/15	536,300
CCC+	235		Swift & Co., 12.50%, 1/01/10	240,288
			United Rentals NA, Inc.,
B	1,400		7.00%, 2/15/14	1,373,750
B	500		7.75%, 11/15/13	501,875

			Total Consumer Products	13,550,056

			Containers & Packaging—6.8%
			Berry Plastics Holding Corp.,
B2	695	[2]	8.875%, 9/15/14	705,425
B2	375	[2,3]	9.235%, 9/15/14	379,687
B+	430		Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	446,125
B	1,575		Crown Cork & Seal, Inc., 8.00%, 4/15/23	1,535,625
B	285		Crown European Holdings SA, 7.375%, 12/15/26	266,475
CCC+	125		Graham Packaging Co., Inc., 8.50%, 10/15/12	126,250
B-	140		Graphic Packaging Intl. Corp., 9.50%, 8/15/13	147,700
B1	775	[2,3]	Impress Holdings BV, 8.512%, 9/15/13	780,345
B+	1,000		Jefferson Smurfit Corp., 7.50%, 6/01/13	940,000
B	2,600		Owens Brockway, 8.25%, 5/15/13	2,687,750
B+	1,847		Smurfit-Stone Container Enterprises, Inc., 9.75%, 2/01/11	1,904,719

			Total Containers & Packaging	9,920,101

See Notes to Financial Statements.

BlackRock High Income Shares (HIS) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Ecological Services & Equipment—1.0%
BB-	$200		Allied Waste NA, Inc., Ser. B, 8.50%, 12/01/08	$210,250
B	400		Casella Waste Systems, Inc., 9.75%, 2/01/13	419,000
Caa1	800		Waste Services, Inc., 9.50%, 4/15/14	834,000

			Total Ecological Services & Equipment	1,463,250

			Energy—16.3%
BB	250		AES Corp., 9.50%, 6/01/09	267,500
B+	145		ANR Pipeline Co., 9.625%, 11/01/21	192,419
B	275		Berry Petroleum Co., 8.25%, 11/01/16	274,313
CCC+	515		Chaparral Energy, Inc., 8.50%, 12/01/15	512,425
			Chesapeake Energy Corp.,
BB	350		6.375%, 6/15/15	346,500
BB	235		6.625%, 1/15/16	233,531
BB-	110		ChipPAC, Inc., 2.50%, 6/01/08	114,400
BB-	80		CMS Energy Corp., 7.50%, 1/15/09	82,500
BB-	390		Compagnie Generale de Geophysique SA, 7.50%, 5/15/15 (France)	391,950
B	435		Compton Petroleum Finance Corp., 7.625%, 12/01/13 (Canada)	419,775
B+	75		Denbury Resources, Inc., 7.50%, 12/15/15	76,500
CCC+	740	[4]	East Cameron Gas Co., 11.25%, 7/09/19 (Cayman Islands)	710,400
BB-	35		Edison Mission Energy, 7.50%, 6/15/13	36,575
			El Paso Corp.,
B2	3,250		9.625%, 5/15/12	3,688,750
B2	205		10.75%, 10/01/10	235,750
Ba1	50		El Paso Natural Gas Co., 8.375%, 6/15/32	60,547
Ba1	513		Elwood Energy LLC, 8.159%, 7/05/26	536,261
			Encore Acquisition Co.,
B1	130		6.00%, 7/15/15	118,625
B1	140		7.25%, 12/01/17	135,450
B-	1,115		Exco Resources, Inc., 7.25%, 1/15/11	1,131,725
BB+	100		Grant Prideco, Inc., Ser. B, 6.125%, 8/15/15	97,500
B	139	[2]	Hilcorp Energy I LP/Hilcorp Finance Corp., 10.50%, 9/01/10	148,730
BBB-	152		Homer City Funding LLC, 8.734%, 10/01/26	174,239
B-	830		KCS Energy, Inc., 7.125%, 4/01/12	807,175
			Midwest Generation LLC,
BB+	295		8.75%, 5/01/34	320,075
Ba2	154		Ser. B, 8.56%, 1/02/16	170,268
			Mirant Americas Generation LLC,
Caa1	810		8.30%, 5/01/11	830,250
Caa1	530		9.125%, 5/01/31	561,800
BB-	1,465		Mission Energy Holdings Co., 13.50%, 7/15/08	1,615,162
			NRG Energy, Inc.,
B+	100		7.25%, 2/01/14	100,750
B+	570		7.375%, 2/01/16	572,850
BB	830	[2]	OPTI, Inc., 8.25%, 12/15/14 (Canada)	847,679
B2	1,000		Orion Power Holdings, Inc., 12.00%, 5/01/10	1,135,000
			Reliant Energy, Inc.,
BB-	210		6.75%, 12/15/14	205,275
BB-	285		9.25%, 7/15/10	299,250
BB	420	[2]	Sabine Pass LNG LP, 7.50%, 11/30/16	418,950
BBB-	708		Salton Sea Funding, Ser. E, 8.30%, 5/30/11	747,779
B+	615	[2]	SemGroup LP, 8.75%, 11/15/15	618,075
Ba1	305		Southern Natural Gas Co., 8.00%, 3/01/32	356,393
B3	890	[2,3]	Stone Energy Corp., 8.124%, 7/15/10	881,100
B3	345	[2]	Targa Resources, Inc., 8.50%, 11/01/13	347,587
BBB-	60		Transcontinental Gas Pipe Line Corp., 7.25%, 12/01/26	61,875
BBB-	200		TXU Corp., 6.55%, 11/15/34	187,046
B+	305		Utilicorp Finance Corp., 7.75%, 6/15/11 (Canada)	321,848
B1	1,305		Whiting Petroleum Corp., 7.25%, 5/01/12-5/01/13	1,308,262
BB+	1,060		Williams Cos., Inc., 8.75%, 3/15/32	1,197,800

			Total Energy	23,898,614

See Notes to Financial Statements.

BlackRock High Income Shares (HIS) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Entertainment & Leisure—6.0%
			AMC Entertainment, Inc.,
B3	$420		9.50%, 2/01/11	$421,575
B3	470		11.00%, 2/01/16	527,575
B+	500		Caesars Entertainment, Inc., 7.875%, 3/15/10	521,250
B3	190		Cinemark, Inc., Zero Coupon, 3/15/14	163,163
			Gaylord Entertainment Co.,
B-	450		6.75%, 11/15/14	446,625
B-	1,000		8.00%, 11/15/13	1,037,500
CCC+	790	[2]	Greektown Holdings LLC, 10.75%, 12/01/13	825,550
B	350	[2]	Pokagon Gaming Authority, 10.375%, 6/15/14	383,250
BB-	905		Poster Financial Group, Inc., 8.75%, 12/01/11	938,937
B-	705		Riddell Bell Holdings, Inc., 8.375%, 10/01/12	689,137
BBB-	500		Royal Caribbean Cruises Ltd., 6.875%, 12/01/13	506,823
BB	630		Seneca Gaming Corp., Ser. B, 7.25%, 5/01/12	641,025
B	300		Station Casinos, Inc., 6.625%, 3/15/18	257,250
			TDS Investor,
Caa1	395	[2]	9.875%, 9/01/14	396,975
Caa1	95	[2]	11.875%, 9/01/16	97,375
Caa1	170	[2,3]	Travelport Ltd., 9.994%, 9/01/14	165,750
B	500		Virgin River Casino, 9.00%, 1/15/12	517,500
B+	150		Warner Music Group, Inc., 7.375%, 4/15/14	148,500
BB-	125		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	124,219

			Total Entertainment & Leisure	8,809,979

			Financial Institutions—13.4%
B+	1,094		AES Ironwood LLC, 8.857%, 11/30/25	1,227,923
B+	1,250		AES Red Oak LLC, Ser. B, 9.20%, 11/30/29	1,412,500
B	625		BCP Crystal US Holdings Corp., 9.625%, 6/15/14 (Luxembourg)	690,625
B-	180	[2]	Britannia Bulk PLC, 11.00%, 12/01/11 (United Kingdom)	169,200
BB	170		Crum & Forster Holdings Corp., 10.375%, 6/15/13	184,025
BB-	490	[3]	Ford Motor Credit Co., 8.11%, 1/13/12	485,720
BB+	1,445		General Motors Acceptance Corp., 6.875%, 9/15/11-8/28/12	1,483,467
B+	975	[2]	Idearc, Inc., 8.00%, 11/15/16	993,281
			iPayment, Inc.,
CCC+	335		9.75%, 5/15/14	344,213
NR	1,175	[2,3]	12.75%, 7/15/14	1,251,375
B-	745		K&F Acquisition, Inc., 7.75%, 11/15/14	767,350
			Momentive Performance Materials, Inc.,
B-	925	[2]	10.125%, 12/01/14	930,781
CCC+	370	[2]	11.50%, 12/01/16	363,063
B+	765	[2]	Nell AF SARL, 8.375%, 8/15/15 (Luxembourg)	786,038
B+	2,550	[2]	Rainbow National Services LLC, 10.375%, 9/01/14	2,833,687
B-	1,720		Standard Aero Holdings, Inc., 8.25%, 9/01/14	1,737,200
B-	110	[3]	Universal City Florida Holding Co. I/II, 10.121%, 5/01/10	113,575
B2	2,500		Visant Corp., 7.625%, 10/01/12	2,531,250
Aa3	110		Western Financial Bank, 9.625%, 5/15/12	120,183
B3	1,290	[2]	Wimar Opco LLC, 9.625%, 12/15/14	1,277,100

			Total Financial Institutions	19,702,556

			Health Care—4.7%
B-	150		Accellent, Inc., 10.50%, 12/01/13	155,625
			Angiotech Pharmaceuticals, Inc. (Canada)
B2	40	[2]	7.75%, 4/01/14	34,800
Ba3	500	[2,3]	9.103%, 12/01/13	506,250
			HealthSouth Corp.,
CCC+	1,225	[2]	10.75%, 6/15/16	1,318,406
CCC+	840	[2,3]	11.354%, 6/15/14	894,600
B2	900		Norcross Safety Products LLC/Norcross Capital Corp., 9.875%, 8/15/11	958,500
			Tenet Healthcare Corp.,
B-	345		6.875%, 11/15/31	276,863
B-	240		9.875%, 7/01/14	244,500

See Notes to Financial Statements.

BlackRock High Income Shares (HIS) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Health Care—(cont’d)
B-	$865		Universal Hospital Services, Inc., 10.125%, 11/01/11	$923,387
B3	1,500		VWR Intl., Inc., 8.00%, 4/15/14	1,545,000

			Total Health Care	6,857,931

			Industrials—4.4%
B2	890	[2]	AGY Holding Corp., 11.00%, 11/15/14	890,000
BB	285	[2]	Bombardier, Inc., 8.00%, 11/15/14 (Canada)	291,769
B	405		Hexcel Corp., 6.75%, 2/01/15	398,925
CCC+	200		Polypore, Inc., 8.75%, 5/15/12	199,000
			RBS Global, Inc./Rexnord Corp.,
B3	1,180	[2]	9.50%, 8/01/14	1,227,200
CCC+	890	[2]	11.75%, 8/01/16	930,050
B3	1,720	[2]	Sunstate Equipment Co. LLC, 10.50%, 4/01/13	1,818,900
B+	175		Terex Corp., 7.375%, 1/15/14	177,625
B3	550		Trimas Corp., 9.875%, 6/15/12	532,125

			Total Industrials	6,465,594

			Media—18.0%
			Affinion Group, Inc.,
B-	730		10.125%, 10/15/13	773,800
B-	175		11.50%, 10/15/15	185,063
Caa2	610		American Media Operations, Inc., Ser. B, 10.25%, 5/01/09	590,937
B+	750	[3]	Cablevision Systems Corp., Ser. B, 9.87%, 4/01/09	791,250
Caa1	165		CBD Media Holdings LLC/CBD Holdings Finance, Inc., 9.25%, 7/15/12	171,806
			Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp.,
CCC	2,940		10.25%, 9/15/10	3,075,975
CCC	515		Ser. B, 10.25%, 9/15/10	537,531
B	500	[2]	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.375%, 4/30/14	521,875
B3	865	[2]	CMP Susquehanna Corp., 9.875%, 5/15/14	860,675
BB	500		Dex Media East LLC/Dex Media East Finance Co., 9.875%, 11/15/09	523,750
B	1,213		Dex Media West LLC/Dex Media Finance Co., Ser. B, 9.875%, 8/15/13	1,322,170
BB	300		DirecTV Holdings LLC/DirecTV Financing Co., 8.375%, 3/15/13	312,000
B1	1,000		Echostar Communications Corp., 5.75%, 5/15/08	1,018,750
			Echostar DBS Corp.,
BB-	1,415		7.00%, 10/01/13	1,413,231
BB-	325		7.125%, 2/01/16	325,000
B+	250		General Cable Corp., 9.50%, 11/15/10	265,000
CCC+	175	[2]	Iesy Repository GMBH, 10.375%, 2/15/15 (Germany)	169,969
B1	590		LIN Television Corp., 6.50%, 5/15/13	561,975
B	465		MediaNews Group, Inc., 6.875%, 10/01/13	420,825
B2	945		Network Communications, Inc., 10.75%, 12/01/13	954,450
B3	1,070		Nexstar Finance, Inc., 7.00%, 1/15/14	1,005,800
CCC+	1,405	[2]	Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14	1,522,669
B1	575	[2,3]	Paxson Communications Corp., 8.624%, 1/15/12	582,188
			Primedia, Inc.,
B2	1,910		8.00%, 5/15/13	1,847,925
B2	405		8.875%, 5/15/11	415,125
B	2,245		RH Donnelley Corp., Ser. A-3, 8.875%, 1/15/16	2,357,250
B	225		Sinclair Broadcast Group, Inc., 4.875%, 7/15/18	205,594
Caa1	140		Sirius Satellite Radio, Inc., 9.625%, 8/01/13	137,725
			Vertis, Inc.,
B1	1,020		9.75%, 4/01/09	1,050,600
Caa1	665		Ser. B, 10.875%, 6/15/09	668,325
Caa1	1,900		Young Broadcasting, Inc., 10.00%, 3/01/11	1,805,000

			Total Media	26,394,233

			Technology—8.1%
BB-	100		Advanced Micro Devices, Inc., 7.75%, 11/01/12	103,750
CCC+	160		Amkor Technology, Inc., 7.75%, 5/15/13	147,200
B+	1,235		Celestica, Inc., 7.625%, 7/01/13 (Canada)	1,204,125

See Notes to Financial Statements.

BlackRock High Income Shares (HIS) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Technology—(cont’d)
B+	$380	[2,3]	Conexant Systems, Inc., 9.126%, 11/15/10	$386,650
			Freescale Semiconductor, Inc.,
B	2,115	[2]	9.125%, 12/15/14	2,101,887
B	265	[2,3]	9.244%, 12/15/14	262,681
B+	200	[2]	Hynix Semiconductor, Inc., 9.875%, 7/01/12 (South Korea)	222,500
B+	1,010	[2]	NXP BV/NXP Funding LLC, 9.50%, 10/15/15 (Netherlands)	1,035,250
B-	430	[2]	Sensata Technologies BV, 8.00%, 5/01/14 (Netherlands)	412,800
CCC+	530		SS&C Technologies, Inc., 11.75%, 12/01/13	575,050
			SunGard Data Systems, Inc.,
B-	210		9.125%, 8/15/13	220,500
B-	715	[3]	9.973%, 8/15/13	742,706
B-	1,520		10.25%, 8/15/15	1,622,600
B	830		Superior Essex Communications LLC/Essex Group, Inc., 9.00%, 4/15/12	863,200
B-	462	[2]	UGS Capital Corp. II, 10.348%, 6/01/11	473,757
B-	890		UGS Corp., 10.00%, 6/01/12	970,100
BBB-	500		Xerox Corp., 7.625%, 6/15/13	525,000

			Total Technology	11,869,756

			Telecommunications—18.6%
BB-	1,000		American Tower Corp., 7.125%, 10/15/12	1,027,500
B+	645		Centennial Communications Corp., 8.125%, 2/01/14	661,931
BB-	2,085		Cincinnati Bell, Inc., 7.25%, 7/15/13	2,157,975
CCC	930	[2]	Cricket Communications, Inc., 9.375%, 11/01/14	981,150
B3	170	[3]	Hawaiian Telcom Communications, Inc., Ser. B, 10.889%, 5/01/13	170,000
			Intelsat Ltd. (Bermuda)
BB-	855		8.625%, 1/15/15	889,200
B	100		9.25%, 2/01/15	76,000
BB-	420	[2]	9.25%, 6/15/16	451,500
BB-	270	[3]	10.484%, 1/15/12	272,363
B	550	[2]	11.25%, 6/15/16	603,625
B	800	[2,3]	11.354%, 6/15/13	840,000
			Lucent Technologies, Inc.,
Ba3	965		6.45%, 3/15/29	890,213
Ba3	1,070		6.50%, 1/15/28	987,075
CCC	750	[2]	MetroPCS Wireless, Inc., 9.25%, 11/01/14	783,750
B+	1,980	[2]	Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (Denmark)	2,118,600
B-	150		Nortel Networks Corp., 6.875%, 9/01/23 (Canada)	126,000
			Nortel Networks Ltd. (Canada)
B-	905	[2,3]	9.624%, 7/15/11	953,644
B-	345	[2]	10.125%, 7/15/13	372,600
			PanAmSat Corp.,
B	1,517		9.00%, 8/15/14	1,602,331
B	1,025	[2]	9.00%, 6/15/16	1,085,219
NR	3,000	[4,5]	Poland Telecom Finance BV, 14.00%, 12/01/07 (Netherlands)	—
NR	1,240	[2,3]	ProtoStar I Ltd., 12.50%, 10/15/12 (Bermuda)	1,277,200
BB	230		Qwest Capital Funding, Inc., 7.00%, 8/03/09	234,025
			Qwest Corp.,
BBB-	850	[3]	8.61%, 6/15/13	920,125
BBB-	1,440		8.875%, 3/15/12	1,603,800
BB	615		Rogers Wireless, Inc., 8.00%, 12/15/12 (Canada)	656,513
Ba3	1,000		Rural Cellular Corp., 8.25%, 3/15/12	1,041,250
			West Corp.,
B-	155	[2]	9.50%, 10/15/14	155,000
B-	1,295	[2]	11.00%, 10/15/16	1,311,187
BB	1,100	[2]	Wind Acquisition Finance SA, 10.75%, 12/01/15 (Luxembourg)	1,251,250
			Windstream Corp.,
BB+	855	[2]	8.125%, 8/01/13	925,537
BB+	820	[2]	8.625%, 8/01/16	897,900

			Total Telecommunications	27,324,463

See Notes to Financial Statements.

BlackRock High Income Shares (HIS) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount		Description	Value

			Transportation—2.8%
BB-	$280		American Airlines, Inc., Ser. 99-1, 7.324%, 4/15/11	$280,000
B1	680		CHC Helicopter Corp., 7.375%, 5/01/14 (Canada)	655,350
B3	1,616		Horizon Lines LLC, 9.00%, 11/01/12	1,696,800
B	850	[2]	Navios Maritime Holdings, Inc., 9.50%, 12/15/14 (Marshall Islands)	836,874
BB+	660		Overseas Shipholding Group, Inc., 8.25%, 3/15/13	693,825

			Total Transportation	4,162,849

			Total Corporate Bonds	196,403,269

	Shares

			Common Stocks—0.1%
	4,737	[4,6]	Critical Care Systems Intl., Inc.	37,896
	495	[6]	Crown Castle Intl. Corp.	15,988
	64,467	[4,6]	Goss Holdings, Inc.	1

			Total Common Stocks	53,885

			Preferred Stocks—1.8%
NR	10,000		Crown Castle Intl. Corp., 6.25%	546,250
B3	10,300		Emmis Communications Corp., 6.25%	427,450
B2	500	[2]	NRG Energy, Inc., 4.00%	742,500
B-	5,000		Owens Illinois, Inc., 4.75%	185,000
B-	30,000		Smurfit-Stone Container Corp., 7.00%	718,500
NR	60,000		Superior Essex Holding Corp., Ser. A, 9.50%	49,200

			Total Preferred Stocks	2,668,900

	Units

			Warrant—0.0%
	18	[4,6]	Pliant Corp., expires 6/01/10, strike price $0.001	—

			Total Long-Term Investments (cost $197,967,607)	199,126,054

	Principal Amount (000)

			SHORT-TERM INVESTMENTS—2.8%
			U.S. Government and Agency Discount Notes—2.8%
	$1,100	[7]	Federal Home Loan Bank Disc. Notes, 4.803%, 1/02/07	1,099,853
	3,000	[7]	U.S. Treasury Bills, 4.699%, 1/11/07	2,996,097

			Total Short-Term Investments (cost $4,095,950)	4,095,950

			Total Investments—138.7% (cost $202,063,5578)	$203,222,004
			Liabilities in excess of other assets—(38.7)%	(56,684,393)

			Net Assets—100%	$146,537,611

[1]	Using the highest of S&P’s, Moody’s or Fitch’s ratings.

[2]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2006, the Trust held 38.9% of its net assets, with a current market value of $56,936,094, in securities restricted as to resale.

[3]	Variable rate security. Rate shown is interest rate as of December 31, 2006.

[4]	Security is fair valued. As of December 31, 2006, the Trust held 0.5% of its net assets, with a current market value of $748,297 in these securities.

[5]	Issuer is in default and/or bankruptcy.

[6]	Non-income producing security.

[7]	Rate shown is the yield to maturity as of the date of purchase.

[8]

Cost for federal income tax purposes is $202,970,936. The net unrealized appreciation on a tax basis is $251,068, consisting of $4,910,737 gross unrealized appreciation and $4,659,669 gross unrealized depreciation.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2006
BlackRock Preferred Opportunity Trust (BPP)

(Percentage of Net Assets)

Rating[1] (unaudited)	Shares		Description	Value

			LONG-TERM INVESTMENTS—144.7%
			Preferred Stocks—69.4%
			Consumer Products—0.4%
BBB-	20,000	[2]	Dairy Farmers of America, Inc., 7.875%	$1,970,000

			Energy—2.8%
BB+	5,000		Devon Energy Corp., Ser. A, 6.49%	504,063
B-	88,005		Hanover Compressor Capital Trust, 7.25%	4,950,281
Baa3	275,000		Nexen, Inc., 7.35%	7,089,857

			Total Energy	12,544,201

			Financial Institutions—52.4%
A3	600		ABN Amro NA, Inc., 6.46%	605,625
BBB	298,400		ACE Ltd., Ser. C, 7.80%	7,730,440
A3	190,000		Aegon NV, Ser. 1, 6.235%	4,938,100
BBB	117,414		Arch Capital Group Ltd., 8.00%	3,105,600
BBB-	80,000	[3]	Aspen Insurance Holdings Ltd., 7.401%	2,048,000
A2	30,000		Banesto Holdings Ltd., Ser. A, 10.50%	905,625
			Bank of America Corp.,
A	800,000		Ser. D, 6.204%	20,975,040
A1	314,000		Ser. E, 5.718%	7,834,300
A	100,000		Bear Stearns Co., Inc., Ser. E, 6.15%	5,000,000
BB	60,000		Chevy Chase Capital Corp., Ser. A, 10.375%	3,150,000
			CIT Group, Inc.,
A-	80,000		6.35%	2,077,504
A3	23,600		(CORTS), 6.75%	604,396
BB	80,000		Colonial Capital Trust IV, 7.875%	2,040,800
A-	73,830		Countrywide Capital V, 7.00%	1,860,516
			Credit Suisse First Boston (SATURNS),
AA-	11,100		6.25%	280,497
AA-	12,300		7.00%	311,805
A+	250,000		Deutsche Bank Capital Funding Trust VIII, 6.375%	6,470,975
BBB-	172,400		Endurance Specialty Holdings Ltd., 7.75%	4,475,504
			Everest RE Capital Trust,
A-	72,500		7.85%	1,860,082
A-	30,000		Ser. B, 6.20%	718,125
			Federal Home Loan Mortgage Corp.,
AA-	200,000	[3]	Ser. Q, 3.85%	8,802,000
AA-	130,000		Ser. T, 6.42%	6,857,500
AA	15,200		Financial Security Assurance Holdings Ltd., 5.60%	354,768
BBB-	120,000		First Republic Preferred Capital Corp., 7.25%	3,026,256
			Goldman Sachs Group, Inc.,
AA-	102,900		(SATURNS), 6.00%	2,530,702
A+	200,000		Ser. B, 6.20%	5,224,000
AA-	500,000		HSBC Bank, Inc., 6.50%	13,300,000
A	76,700		ING Groep NV, 7.05%	1,948,663
A1	80,000		JP Morgan Chase Capital XII, 6.25%	2,010,000
A-	30,000		KeyCorp Capital IX, 6.75%	752,814
A3	117,200		KeyCorp Capital V, 5.875%	2,812,800
A3	100,000		Kraft Foods, Inc. (CORTS), 5.875%	2,525,000
A	113,400		Lehman Brothers Holdings Capital Trust III, Ser. K, 6.375%	2,845,637
A	90,000		Lehman Brothers Holdings Capital Trust IV, Ser. L, 6.375%	2,269,692
A	31,100		Lehman Brothers Holdings, Inc., Ser. D, 5.67%	1,580,269
A-	514,500		MetLife, Inc., Ser. B, 6.50%	13,650,354
Aa3	101,300		Morgan Stanley (PPLUS), 7.05%	2,576,819
A+	187,000		Morgan Stanley Capital Trust III, 6.25%	4,657,478
A+	55,400		National City Capital Trust II, 6.625%	1,395,526

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)

(Percentage of Net Assets)

Rating[1] (unaudited)	Shares		Description	Value

			Financial Institutions—(cont’d)
Baa2	40,000		New York Community Capital Trust V, 6.00%	$1,864,000
Baa2	7,200		News Holdings Ltd. (CORTS), 8.125%	183,672
A	209,400		PartnerRE Ltd., Ser. C, 6.75%	5,300,437
BBB	79,385		Phoenix Cos., Inc., 7.45%	1,987,007
BBB+	18,400		PLC Capital Trust IV, 7.25%	462,300
A-	93,975	[3]	Principal Financial Group, Inc., Ser. B, 6.518%	2,557,060
A+	82,000		Prudential PLC, 6.50%	2,086,080
			RenaissanceRE Holdings Ltd. (Bermuda)
BBB	271,725		Ser. B, 7.30%	6,928,987
BBB	100,000		Ser. C, 6.08%	2,380,000
BBB	400,000		Ser. D, 6.60%	9,972,000
BBB-	30		Roslyn Real Estate Asset Corp., Ser. C, 8.95%	3,122,812
AA	375,000		Royal Bank of Scotland Group PLC (ADR), Ser. N, 6.35%	9,566,250
Baa2	23,600		Safeco Capital Trust (SATURNS), 8.25%	592,991
			Safeco Corp. (CORTS),
Baa2	4,100		8.072%	106,395
Baa2	2,000		8.375%	56,020
Baa2	29,200		8.75%	854,976
A+	50,000	[2]	Santander Finance Preferred SA Unipersonal, 6.80%	1,253,125
A	5,000		SLM Corp., Ser. A, 6.97%	266,719
BBB+	103,439		Structured Repackaged Asset-Backed Trust Securities, 6.50%	2,566,322
A	300,000	[3]	SunTrust Banks, Inc., 5.89%	7,856,250
A	60	[2]	Union Planters Funding Corp., 7.75%	6,592,500
Aa3	150,000		USB Capital VII, 5.875%	3,598,500
BBB	11,100		Valero Energy Corp. (PPLUS), 7.25%	283,383
A2	250,000		Wachovia Funding Corp., Ser. A, 7.25%	7,000,000
Baa1	5,200		Washington Mutual, Inc. (CORTS), 7.65%	130,813
Baa2	2,000	[2,3]	Zurich RegCaPS Funding Trust, 6.58%	2,061,250

			Total Financial Institutions	235,743,061

			Media—2.6%
BBB+	253,100		AOL Time Warner, Inc. (CABCO), Ser. A-1, 7.625%	6,428,740
			Comcast Corp.,
BBB	110,000		2.00%	3,786,816
BBB+	50,000		7.00%	1,291,500

			Total Media	11,507,056

			Real Estate—11.1%
			BRE Properties, Inc.,
BBB-	225,000		Ser. C, 6.75%	5,646,105
BBB-	80,000		Ser. D, 6.75%	2,000,000
			Duke Realty Corp.,
BBB	90,000		Ser. J, 6.625%	2,274,300
BBB	160,800		Ser. K, 6.50%	4,025,033
BBB	100,000		Ser. M, 6.95%	2,598,000
BBB+	100,000		Kimco Realty Corp., Ser. F, 6.65%	2,525,000
			Mills Corp.,
NR	150,000		Ser. B, 9.00%	3,495,000
NR	65,000		Ser. G, 7.875%	1,426,750
BBB+	255,200		NB Capital Corp., 8.35%	6,709,208
BBB+	220,000		Public Storage, Inc., Ser. L, 6.75%	5,548,136
BBB	75,000		Regency Centers Corp., 6.70%	1,875,000
Aa3	30	[2]	SunTrust Real Estate Investment Corp., 9.00%	3,855,000
BBB+	320,000		Weingarten Realty Investors, Ser. D, 6.75%	8,070,400

			Total Real Estate	50,047,932

			Technology—0.1%
NR	787,326		Superior Essex Holding Corp., Ser. A, 9.50%	645,607

			Total Preferred Stocks	312,457,857

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)

(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Trust Preferred Stocks—22.1%
			Energy—1.7%
BB+	$3,000		HL&P Capital Trust II, Ser. B, 8.257%, 2/01/37	$3,123,855
BB+	4,655		KN Capital Trust III, 7.63%, 4/15/28	4,325,296

			Total Energy	7,449,151

			Financial Institutions—17.6%
BB+	4,500		AFC Capital Trust I, 8.207%, 2/03/27	4,653,625
A2	9,000	[2,4]	AgFirst Farm Credit Bank, 7.30%	8,860,680
A2	10,000	[2,4]	CBA Capital Trust I, 5.805%	10,043,100
BBB-	1,100		Colonial Capital Trust II, Ser. A, 8.92%, 1/15/27	1,151,068
BBB+	27		Countrywide Capital IV, 6.75%, 4/01/33	675,270
A+	15,000	[2,3,4]	Deutsche Bank Capital Funding Trust VII, 5.628%	14,740,875
A-	8,000	[2]	Dresdner Funding Trust I, 8.151%, 6/30/31	9,635,608
Baa2	1,100		FCB/NC Capital Trust I, 8.05%, 3/01/28	1,156,542
BBB+	10,000	[2,3]	Mangrove Bay Pass-Through Trust, 6.102%, 7/15/33	9,754,400
BBB-	3,145		Markel Capital Trust I, Ser. B, 8.71%, 1/01/46	3,285,896
A+	2,000	[4]	NBP Capital Trust III, 7.375%	2,070,000
AA-	7,500	[2,4]	Sun Life of Canada U.S. Capital Trust I, 8.526%	7,877,362
BB+	5,000	[2]	Webster Capital Trust I, 9.36%, 1/29/27	5,241,744

			Total Financial Institutions	79,146,170

			Real Estate—2.8%
Baa2	8,180	[2,4]	Sovereign Real Estate Investment Corp., 12.00%	12,719,900

			Total Trust Preferred Stocks	99,315,221

			Corporate Bonds—51.8%
			Aerospace & Defense—0.4%
B2	180		Argo-Tech Corp., 9.25%, 6/01/11	194,400
B	1,615		DI Finance/DynCorp Intl., Ser. B, 9.50%, 2/15/13	1,711,900

			Total Aerospace & Defense	1,906,300

			Automotive—0.2%
			AutoNation, Inc.,
BB+	190		7.00%, 4/15/14	191,425
BB+	190	[3]	7.374%, 4/15/13	190,950
BB-	30	[2,3]	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.874%, 5/15/14	28,950
B	500	[2]	Lear Corp., 8.75%, 12/01/16	483,125
B3	125		Metaldyne Corp., 10.00%, 11/01/13	133,750

			Total Automotive	1,028,200

			Basic Materials—1.5%
B+	940		AK Steel Corp., 7.75%, 6/15/12	947,050
BB+	30		Chemtura Corp., 6.875%, 6/01/16	28,875
B-	260		CPG Intl. I, Inc., 10.50%, 7/01/13	264,875
B2	80		Domtar, Inc., 7.125%, 8/15/15 (Canada)	78,400
B+	200		Donohue Forest Products, 7.625%, 5/15/07 (Canada)	199,500
B+	1,180	[2]	Ineos Group Holdings PLC, 8.50%, 2/15/16 (United Kingdom)	1,126,900
			Lyondell Chemical Co.,
BB-	300		8.00%, 9/15/14	311,250
BB-	560		8.25%, 9/15/16	588,000
BB+	2,235		11.125%, 7/15/12	2,402,625
BB	40		Millennium America, Inc., 9.25%, 6/15/08	41,200
BB	90	[2]	Mosaic Co., 7.625%, 12/01/16	93,262
B2	350		NewPage Corp., 10.00%, 5/01/12	369,250
BB	470	[3]	Nova Chemicals Corp., 8.502%, 11/15/13 (Canada)	470,000
B-	35	[2]	Verso Paper Holdings LLC/Verson Paper, Inc., 11.375%, 8/01/16	36,750

			Total Basic Materials	6,957,937

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)

(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Building & Development—0.1%
B-	$495		Goodman Global Holding Co., Inc., 7.875%, 12/15/12	$486,338

			Business Equipment & Services—0.0%
Ba2	100	[2]	FTI Consulting, Inc., 7.75%, 10/01/16	103,750

			Commercial Services—0.1%
B-	200	[2,3]	NCO Group, Inc., 10.244%, 11/15/13	199,000
B+	235	[2]	Quebecor World, Inc., 9.75%, 1/15/15 (Canada)	237,228

			Total Commercial Services	436,228

			Consumer Products—0.7%
B3	115		ALH Finance LLC, 8.50%, 1/15/13	112,987
B-	70		Finlay Fine Jewelry Corp., 8.375%, 6/01/12	67,025
B	110		Gold Kist, Inc., 10.25%, 3/15/14	126,765
B-	1,223		Lazy Days RV Center, Inc., 11.75%, 5/15/12	1,167,965
B	460	[3]	Levi Strauss & Co., 10.11%, 4/01/12	472,075
B2	610	[2]	Michaels Stores, Inc., 10.00%, 11/01/14	634,400
BB-	300		Quiksilver, Inc., 6.875%, 4/15/15	294,750
B	175		United Rentals NA, Inc., 7.00%, 2/15/14	171,719

			Total Consumer Products	3,047,686

			Containers & Packaging—0.3%
			Berry Plastics Holding Corp.,
B2	340	[2]	8.875%, 9/15/14	345,100
B2	195	[2,3]	9.235%, 9/15/14	197,438
B+	385		Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15	399,437
B1	240	[2,3]	Impress Holdings BV, 8.512%, 9/15/13	241,655
B+	284		Smurfit-Stone Container Enterprises, Inc., 9.75%, 2/01/11	292,875

			Total Containers & Packaging	1,476,505

			Energy—2.9%
BB	3,000		AES Corp., 8.875%, 2/15/11	3,217,500
B	180		Berry Petroleum Co., 8.25%, 11/01/16	179,550
CCC+	220		Chaparral Energy, Inc., 8.50%, 12/01/15	218,900
BB	30		Chesapeake Energy Corp., 6.875%, 11/15/20	29,475
BB-	60		ChipPAC, Inc., 2.50%, 6/01/08	62,400
BB-	210		Compagnie Generale de Geophysique SA, 7.50%, 5/15/15 (France)	211,050
B	300		Compton Petroleum Finance Corp., 7.625%, 12/01/13 (Canada)	289,500
BB-	175		Edison Mission Energy, 7.50%, 6/15/13	182,875
B-	75		Exco Resources, Inc., 7.25%, 1/15/11	76,125
BB+	100		Grant Prideco, Inc., Ser. B, 6.125%, 8/15/15	97,500
Ba2	17		Midwest Generation LLC, Ser. B, 8.56%, 1/02/16	18,407
			Mirant Americas Generation LLC,
Caa1	75		8.30%, 5/01/11	76,875
Caa1	20		9.125%, 5/01/31	21,200
BB	440	[2]	OPTI, Inc., 8.25%, 12/15/14 (Canada)	449,372
B2	2,950		Orion Power Holdings, Inc., 12.00%, 5/01/10	3,348,250
			Reliant Energy, Inc.,
BB-	190		6.75%, 12/15/14	185,725
BB-	50		9.25%, 7/15/10	52,500
BB	350	[2]	Sabine Pass LNG LP, 7.50%, 11/30/16	349,125
B+	350	[2]	SemGroup LP, 8.75%, 11/15/15	351,750
B3	120	[2,3]	Stone Energy Corp., 8.124%, 7/15/10	118,800
B3	420	[2]	Targa Resources, Inc., 8.50%, 11/01/13	423,150
B+	235		Utilicorp Finance Corp., 7.75%, 6/15/11 (Canada)	247,981
B1	55		Whiting Petroleum Corp., 7.25%, 5/01/13	55,138
			Williams Cos., Inc.,
BB+	2,000		7.125%, 9/01/11	2,080,000
BB+	430		8.75%, 3/15/32	485,900

			Total Energy	12,829,048

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)

(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Entertainment & Leisure—0.4%
B3	$100		Cinemark, Inc., Zero Coupon, 3/15/14	$85,875
CCC+	385	[2]	Greektown Holdings LLC, 10.75%, 12/01/13	402,325
B	180	[2]	Pokagon Gaming Authority, 10.375%, 6/15/14	197,100
BB-	130		Poster Financial Group, Inc., 8.75%, 12/01/11	134,875
			TDS Investor,
Caa1	640	[2]	9.875%, 9/01/14	643,200
Caa1	70	[2]	11.875%, 9/01/16	71,750
BB-	40		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, 12/01/14	39,750

			Total Entertainment & Leisure	1,574,875

			Financial Institutions—38.5%
A	5,000	[3]	American Express Co., 6.80%, 9/01/66	5,331,690
AA-	9,605	[2,5]	American General Institute Capital, 7.57%, 12/01/45	11,537,449
BB+	415		American Real Estate Partners LP/American Real Estate Finance Corp., 7.125%, 2/15/13	417,075
A	2,975	[2,3]	AXA SA, 6.379%, 12/14/49 (France)	2,941,558
			Barclays Bank PLC, (United Kingdom)
AA	10,000	[2,3,4]	5.926%	10,065,300
AA	5,000	[4]	6.278%	4,911,915
B	190		BCP Crystal US Holdings Corp., 9.625%, 6/15/14 (Luxembourg)	209,950
B-	140	[2]	Britannia Bulk PLC, 11.00%, 12/01/11 (United Kingdom)	131,600
BB	920		Crum & Forster Holdings Corp., 10.375%, 6/15/13	995,900
A+	3,435	[2,3]	Financial Security Assurance Holdings Ltd., 6.40%, 12/15/66	3,475,072
BBB	11,500		First Midwest Capital Trust I, Ser. B, 6.95%, 12/01/33	12,084,821
BB+	505		General Motors Acceptance Corp., 6.875%, 8/28/12	518,546
A-	1,475	[3]	Genworth Financial, Inc., 6.15%, 11/15/66	1,478,289
B+	725	[2]	Idearc, Inc., 8.00%, 11/15/16	738,594
A1	5,000		JP Morgan Chase Capital XVII, 5.85%, 8/01/35	4,867,855
A	8,000		JP Morgan Chase Capital XVIII, Ser. R, 6.95%, 8/17/36	8,653,392
BBB-	9,000		Kingsway America, Inc., 7.50%, 2/01/14	9,126,558
A-	7,120	[3]	Lincoln National Corp., 7.00%, 5/17/66	7,546,388
A+	7,399	[4]	Lloyds Bank Ltd., 6.90% (United Kingdom)	7,472,990
A3	5,175	[3]	MetLife, Inc., 6.40%, 12/15/36	5,218,987
B-	720	[2]	Momentive Performance Materials, Inc., 10.125%, 12/01/14	724,500
BBB	8,216	[3]	MUFG Capital Finance 1 Ltd., 6.346%, 7/29/49 (Cayman Islands)	8,338,320
B+	540	[2]	Nell AF SARL, 8.375%, 8/15/15 (Luxembourg)	554,850
A	2,850	[3]	PartnerRe Finance II, 6.44%, 12/01/66	2,866,411
A	6,000	[4]	Prudential PLC, 6.50% (United Kingdom)	6,030,000
AA	10,000	[2,3,4,5]	Rabobank Capital Funding II, 5.26%	9,779,450
AA	4,000	[3,4]	RBS Capital Trust I, 5.512%	3,953,592
A3	4,000	[4]	Resparcs Funding Ltd., 8.00% (Hong Kong)	4,120,000
			Skandinaviska Enskilda Banken AB, (Sweden)
A	7,185	[2,3,4]	4.958%	6,796,801
A2	5,000	[2,3,4]	5.471%	4,850,145
Baa2	2,000		Sovereign Capital Trust, 9.00%, 4/01/27	2,062,988
B-	30		Standard Aero Holdings, Inc., 8.25%, 9/01/14	30,300
AA+	3,332	[6]	Structured Asset Receivable Trust, 5.114%, 1/21/10	3,331,249
A2	10,000	[2,3,4]	Sumitomo Mitsui Banking Corp., 5.625% (Japan)	9,775,390
A	2,050	[3]	SunTrust Preferred Capital I, 5.853%, 12/15/11	2,067,220
A1	5,000	[2,3,4]	Swiss Re Capital I LP, 6.854%	5,245,495
B-	60 [3]		Universal City Florida Holding Co. I/II, 10.121%, 5/01/10	61,950
A2	3,000	[2,3,4]	Westpac Capital Trust IV, 5.256%	2,851,290
BBB-	1,800	[2]	Zenith National Insurance Capital Trust I, 8.55%, 8/01/28	1,858,500

			Total Financial Institutions	173,022,380

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Health Care—0.1%
B2	$20	[2]	Angiotech Pharmaceuticals, Inc., 7.75%, 4/01/14 (Canada)	$17,400
B-	520		Universal Hospital Services, Inc., 10.125%, 11/01/11	555,100

			Total Health Care	572,500

			Industrials—0.4%
B2	460	[2]	AGY Holding Corp., 11.00%, 11/15/14	460,000
BB	200	[2]	Bombardier, Inc., 8.00%, 11/15/14 (Canada)	204,750
B	170		Hexcel Corp., 6.75%, 2/01/15	167,450
B3	1,205		Trimas Corp., 9.875%, 6/15/12	1,165,838

			Total Industrials	1,998,038

			Media—1.8%
			Affinion Group, Inc.,
B-	475		10.125%, 10/15/13	503,500
B-	230		11.50%, 10/15/15	243,225
B+	230	[3]	Cablevision Systems Corp., Ser. B, 9.87%, 4/01/09	242,650
B3	110	[2]	CMP Susquehanna Corp., 9.875%, 5/15/14	109,450
B	2,050		Dex Media West LLC/Dex Media Finance Co., Ser. B, 9.875%, 8/15/13	2,234,500
BB	175		DirecTV Holdings LLC/DirecTV Financing Co., 8.375%, 3/15/13	182,000
			Echostar DBS Corp.,
BB-	200		5.75%, 10/01/08	199,250
BB-	360		7.00%, 10/01/13	359,550
BB-	75		7.125%, 2/01/16	75,000
B1	200		LIN Television Corp., 6.50%, 5/15/13	190,500
B	220		MediaNews Group, Inc., 6.875%, 10/01/13	199,100
B2	260		Network Communications, Inc., 10.75%, 12/01/13	262,600
B3	330		Nexstar Finance, Inc., 7.00%, 1/15/14	310,200
CCC+	1,195	[2]	Nielsen Finance LLC/Nielsen Finance Co., 10.00%, 8/01/14	1,295,081
B1	350	[2,3]	Paxson Communications Corp., 8.624%, 1/15/12	354,375
			Primedia, Inc.,
B2	100		8.00%, 5/15/13	96,750
B2	120		8.875%, 5/15/11	123,000
B	240		RH Donnelley Corp., Ser. A-3, 8.875%, 1/15/16	252,000
B1	650		Vertis, Inc., 9.75%, 4/01/09	669,500

			Total Media	7,902,231

			Real Estate—1.5%
			Rouse Co.,
BB+	5,000		3.625%, 3/15/09	4,732,320
BB+	2,000		5.375%, 11/26/13	1,858,810

			Total Real Estate	6,591,130

			Technology—0.9%
BB-	60		Advanced Micro Devices, Inc., 7.75%, 11/01/12	62,250
B+	210		Celestica, Inc., 7.625%, 7/01/13 (Canada)	204,750
B+	200	[2,3]	Conexant Systems, Inc., 9.126%, 11/15/10	203,500
			Freescale Semiconductor, Inc.,
B	1,310	[2]	9.125%, 12/15/14	1,301,878
B	180	[2,3]	9.244%, 12/15/14	178,425
B	240	[2]	10.125%, 12/15/16	240,312
B+	120	[2]	Hynix Semiconductor, Inc., 9.875%, 7/01/12 (South Korea)	133,500
B+	390	[2]	NXP BV/NXP Funding LLC, 9.50%, 10/15/15 (Netherlands)	399,750
			SunGard Data Systems, Inc.,
B-	100		9.125%, 8/15/13	105,000
B-	390	[3]	9.973%, 8/15/13	405,112
B-	320		10.25%, 8/15/15	341,600
B	425		Superior Essex Communications LLC/Essex Group, Inc., 9.00%, 4/15/12	442,000
B-	110		UGS Corp., 10.00%, 6/01/12	119,900

			Total Technology	4,137,977

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)
(Percentage of Net Assets)

Rating[1] (unaudited)	Principal Amount (000)		Description	Value

			Telecommunications—1.8%
BB-	$290		Cincinnati Bell, Inc., 7.25%, 7/15/13	$300,150
B3	190	[3]	Hawaiian Telcom Communications, Inc., Ser. B, 10.889%, 5/01/13	190,000
			Intelsat Ltd. (Bermuda)
BB-	230		8.625%, 1/15/15	239,200
BB-	500	[2]	9.25%, 6/15/16	537,500
BB-	115	[3]	10.484%, 1/15/12	116,006
B	165	[2]	11.25%, 6/15/16	181,087
B	670	[2,3]	11.354%, 6/15/13	703,500
			Lucent Technologies, Inc.,
Ba3	25		6.45%, 3/15/29	23,063
Ba3	95		6.50%, 1/15/28	87,638
B+	845	[2]	Nordic Telephone Co. Holdings ApS, 8.875%, 5/01/16 (Denmark)	904,150
B-	80		Nortel Networks Corp., 6.875%, 9/01/23 (Canada)	67,200
			PanAmSat Corp.,
B	125		9.00%, 8/15/14	132,031
B	590	[2]	9.00%, 6/15/16	624,662
			Qwest Corp.,
BBB-	1,845		7.875%, 9/01/11	1,964,925
BBB-	460	[3]	8.61%, 6/15/13	497,950
B-	135	[2]	West Corp., 11.00%, 10/15/16	136,688
BB	420	[2]	Wind Acquisition Finance SA, 10.75%, 12/01/15 (Luxembourg)	477,750
			Windstream Corp.,
BB+	640	[2]	8.125%, 8/01/13	692,800
BB+	365	[2]	8.625%, 8/01/16	399,675

			Total Telecommunications	8,275,975

			Transportation—0.2%
B1	90		CHC Helicopter Corp., 7.375%, 5/01/14 (Canada)	86,738
B3	32		Horizon Lines LLC, 9.00%, 11/01/12	33,600
B	650	[2]	Navios Maritime Holdings, Inc., 9.50%, 12/15/14 (Marshall Islands)	639,962

			Total Transportation	760,300

			Total Corporate Bonds	233,107,398

			U.S. Government and Agency Security—1.4%
	6,165		U.S. Treasury Notes, 4.875%, 8/15/16	6,238,690

			Total Long-Term Investments (cost $636,260,029)	651,119,166

			SHORT-TERM INVESTMENT—3.0%
			U.S. Government and Agency Discount Note—3.0%
	13,700	[7]	Federal Home Loan Bank Disc. Notes, 4.803%, 1/02/07 (cost $13,698,174)	13,698,174

			Total Investments before borrowed bonds and investments sold short (cost $649,958,2038)	664,817,340

			BORROWED BOND—4.3%
	19,264	[9]	U.S. Treasury Notes, 4.95%, 1/04/07 (cost $19,263,688)	19,263,688

See Notes to Financial Statements.

BlackRock Preferred Opportunity Trust (BPP) (continued)
(Percentage of Net Assets)

Principal Amount (000)	Description	Value

	INVESTMENTS SOLD SHORT—(4.2)%
	U.S. Treasury Notes,
$(14,025)	4.50%, 9/30/11-2/15/16	$(13,827,385)
(4,900)	5.125%, 5/15/16	(5,047,191)

	Total Investments Sold Short (proceeds $18,351,008)	(18,874,576)

	Total Investments net of borrowed bonds and investments sold short—147.8%	$665,206,452
	Other assets in excess of liabilities—1.3%	5,713,868
	Preferred shares at redemption value, including dividends payable—(49.1)%	(220,924,826)

	Net Assets Applicable to Common Shareholders—100%	$449,995,494

[1]	Using the highest of S&P’s, Moody’s or Fitch’s ratings.

[2]

Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of December 31, 2006, the Trust held 40.6% of its net assets, with a current market value of $182,861,863, in securities restricted as to resale.

[3]	Variable rate security. Rate shown is interest rate as of December 31, 2006.

[4]	The security is a perpetual bond and has no stated maturity date.

[5]

Security, or a portion thereof, pledged as collateral with a value of $4,958,870 on 2,059 short U.S. Treasury Note futures contracts expiring March 2007 and 510 short U.S. Treasury Note Bond futures contracts expiring March 2007. The notional value of such contracts on December 31, 2006 was $278,111,281, with an unrealized gain of $3,386,233.

[6]	Illiquid security. As of December 31, 2006, the Trust held 0.7% of its net assets, with a current market value of $3,331,249 in these securities.

[7]	Rate shown is the yield to maturity as of the date of purchase.

[8]

Cost for federal income tax purposes is $650,021,656. The net unrealized appreciation on a tax basis is $14,795,684, consisting of $19,056,340 gross unrealized appreciation and $4,260,656 gross unrealized depreciation.

[9]	The interest rate and maturity date shown represent the terms of the borrowed transaction, not the security borrowed.

For Trust compliance purposes, the Trust’s sector and industry classifications refer to any one or more of the Standard Industry Codes as defined by the SEC. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

KEY TO ABBREVIATIONS

ADR	—	American Depository Receipt	PPLUS	—	Preferred Plus
CABCO	—	Corporate Asset Backed Corp.	SATURNS	—	Structured Asset Trust Unit Repackagings
CORTS	—	Corporate Backed Trust Securities

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2006

	Global Floating Rate Income Trust (BGT)	High Income Shares (HIS)	Preferred Opportunity Trust (BPP)

Assets
Investments at value[1]	$714,474,918	$203,222,004	$664,817,340
Investments in affiliates	32,547	4,880	70,366
Cash	2,906,613	2,845,428	1,256,893
Foreign currency at value[2]	187,043	792	—
Receivable from investments sold	7,545,110	—	1,349,750
Variation margin receivable	—	—	305,188
Deposits with brokers as collateral for borrowed bonds	—	—	19,263,688
Collateral due from broker	1,065,000	—	—
Interest receivable	10,660,592	3,996,930	6,493,409
Unrealized appreciation on interest rate swaps	—	—	173,805
Other assets	34,498	9,640	31,355

	736,906,321	210,079,674	693,761,794

Liabilities
Reverse repurchase agreement	26,107,655	—	—
Payable for investments purchased	11,381,354	—	—
Unrealized loss on foreign currency exchange contracts	3,059,290	—	—
Loan payable	—	62,000,000	—
Investments sold short at value[3]	—	—	18,874,576
Interest payable	75,550	226,877	251,082
Dividends payable—common shares	2,936,647	994,100	3,058,387
Investment advisory fee payable	341,584	131,347	371,870
Deferred Trustees’ fees	32,547	4,880	70,366
Payable to affiliates	45,521	11,952	34,943
Other accrued expenses	271,604	172,907	180,250

	44,251,752	63,542,063	22,841,474

Preferred Shares at Redemption Value
$0.001 par value per share and $25,000 liquidation value per share, including dividends payable[4]	243,590,006	—	220,924,826

Net Assets Applicable to Common Shareholders	$449,064,563	$146,537,611	$449,995,494

Composition of Net Assets Applicable to Common Shareholders:
Par value	$23,503	$—	$18,355
Paid-in capital in excess of par[5]	445,184,600	402,734,647	434,722,706
Undistributed (distribution in excess of) net investment income	(855,008)	(827,376)	372,887
Accumulated net realized loss	(665,799)	(256,528,168)	(3,014,079)
Net unrealized appreciation	5,377,267	1,158,508	17,895,625

Net assets applicable to common shareholders, December 31, 2006	$449,064,563	$146,537,611	$449,995,494

Net asset value per common share[6]	$19.11	$2.68	$24.52

[1] Investments at cost	$705,934,869	$202,063,557	$649,958,203
[2] Foreign currency at cost	$183,400	$731	$—
[3] Proceeds received	—	—	18,351,008
[4] Preferred shares outstanding	9,738	—	8,832
[5] Par value per share	$0.001	—	$0.001
[6] Common shares outstanding	23,502,665	54,620,873	18,354,856

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2006

	Global Floating Rate Income Trust (BGT)	High Income Shares (HIS)	Preferred Opportunity Trust (BPP)

Investment Income
Interest income	$53,204,694	$17,288,338	$27,219,935
Dividend income	—	150,923	17,499,114
Income from affiliates	2,425	271	100,490

Total investment income	53,207,119	17,439,532	44,819,539

Expenses
Investment advisory	5,349,710	1,528,978	4,333,666
Transfer agent	14,256	22,244	14,547
Custodian	422,667	81,954	156,866
Reports to shareholders	90,661	90,209	141,876
Directors/Trustees	43,277	18,849	43,431
Registration	19,990	39,080	19,990
Independent accountants	52,475	43,938	47,249
Legal	86,385	33,500	86,326
Insurance	44,233	12,853	41,685
Auction agent	644,532	—	575,685
Deferred Trustees’ fees	2,425	271	3,911
Miscellaneous	77,459	59,746	97,285

Total expenses excluding interest expense	6,848,070	1,931,622	5,562,517
Interest expense	1,051,428	3,471,354	1,654,088

Total expenses	7,899,498	5,402,976	7,216,605
Less fees waived by Advisor	(1,426,589)	—	—
Less fees paid indirectly	(46,054)	(9,690)	(25,362)

Net expenses	6,426,855	5,393,286	7,191,243

Net investment income	46,780,264	12,046,246	37,628,296

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	249,526	(1,678,160)	2,922,541
Investments in affiliates	—	—	257,205
Foreign currency	(2,163,392)	(57,506)	—
Futures and swaps	—	—	2,258,003
Short sales	—	—	22,463

	(1,913,866)	(1,735,666)	5,460,212

Net change in unrealized appreciation/depreciation on:
Investments	3,701,837	6,264,689	2,491,266
Foreign currency	(3,363,747)	(35,830)	—
Futures and Swaps	—	—	3,682,476
Short sales	—	—	(431,956)

	338,090	6,228,859	5,741,786

Net gain (loss)	(1,575,776)	4,493,193	11,201,998

Dividends and Distributions to Preferred Shareholders from:
Net investment income	(11,316,620)	—	(8,388,298)
Net realized gains	(160,710)	—	(2,162,948)

Total dividends and distributions	(11,477,330)	—	(10,551,246)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$33,727,158	$16,539,439	$38,279,048

See Notes to Financial Statements.

STATEMENTS OF CASH FLOWS
For the year ended December 31, 2006

Net Increase in Net Assets Resulting from Operations to Net Cash Flows Provided by Operating Activities	Global Floating Rate Income Trust (BGT)	High Income Shares (HIS)	Preferred Opportunity Trust (BPP)

Net increase in net assets resulting from operations, excluding dividends and distributions paid to preferred shareholders	$45,204,488	$16,539,439	$48,830,294

Purchases of long-term investments	(429,825,895)	(165,508,866)	(682,147,997)
Proceeds from sales of long-term investments	404,796,817	174,892,784	683,747,491
Net proceeds (purchases) of short-term investments	23,748,746	(2,525,268)	1,478,458
Increase in deposits with brokers as collateral for borrowed bonds	—	—	(7,140,425)
Amortization of premium and discount on investments	1,661,845	197,396	23,605
Net realized loss (gain) on investments	(249,526)	1,678,160	(3,179,746)
Increase in unrealized appreciation/depreciation on investments	(3,701,837)	(6,264,689)	(2,491,266)
Net effect of exchange rates on foreign currency	2,163,392	57,506	—
Increase in investments sold short	—	—	6,772,387
Decrease in unrealized appreciation on swaps	—	—	1,188,722
Increase in investments in affiliates	(6,923)	(1,999)	(8,397)
Increase in receivable for investments sold	(1,821,368)	—	(1,349,750)
Increase in collateral due from broker	(1,065,000)	—	—
Decrease in unrealized gain on foreign currency exchange contracts	388,125	35,926	—
Increase in variation margin receivable	—	—	(146,687)
Decrease (Increase) in interest receivable	(2,964,552)	278,359	(678,721)
Increase in other assets	(15,255)	(3,661)	(12,178)
Decrease in payable for investments purchased	(23,843,265)	—	—
Increase in unrealized loss on foreign currency exchange contracts	3,059,290	—	—
Increase in interest payable	75,550	32,164	129,574
Increase in investment advisory fee payable	17,032	382	3,215
Increase in Deferred Trustees’ fees	6,923	1,999	8,397
Increase in payable to affiliates	8,176	11,952	34,943
Increase (Decrease) in accrued expenses	105,755	(61,911)	53,751

Total adjustments	(27,461,970)	2,820,234	(3,714,624)

Net cash provided by operating activities	$17,742,518	$19,359,673	$45,115,670

Cash flows from financing activities:
Reinvestment of common dividends	412,654	333,553	1,193,538
Increase in reverse repurchase agreements	26,107,655	—	—
Decrease in loan payable	—	(4,000,000)	—
Increase in preferred shares at redemption value including dividends payable	52,740	—	46,818
Cash dividends paid to common shareholders	(34,057,783)	(12,915,703)	(36,659,616)
Cash dividends and distributions paid to preferred shareholders	(11,477,330)	—	(10,551,246)

Net cash used for financing activities:	(18,962,064)	(16,582,150)	(45,970,506)

Net increase (decrease) in cash	(1,219,546)	2,777,523	(854,836)
Cash and foreign currency at beginning of year	4,313,202	68,697	2,111,729

Cash and foreign currency at end of year	$3,093,656	$2,846,220	$1,256,893

Cash paid during the year for interest	$975,878	$3,439,190	$1,524,513

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2006 and 2005

	Global Floating Rate Income Trust (BGT)		High Income Shares (HIS)

	2006	2005	2006	2005

Increase (Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$46,780,264	$38,524,476	$12,046,246	$13,001,428
Net realized gain (loss)	(1,913,866)	(733,873)	(1,735,666)	(643,102)
Net change in unrealized appreciation/depreciation	338,090	(3,318,879)	6,228,859	(11,571,661)
Dividends and distributions to preferred shareholders from:
Net investment income	(11,316,620)	(7,702,674)	—	—
Net realized gains	(160,710)	(22,268)	—	—

Net increase in net assets applicable to common shareholders resulting from operations	33,727,158	26,746,782	16,539,439	786,665

Dividends and Distributions to Common Shareholders from:
Net investment income	(33,813,977)	(28,572,525)	(12,792,689)	(14,468,525)
Net realized gains	(480,136)	(164,417)	—	—

Total dividends and distributions	(34,294,113)	(28,736,942)	(12,792,689)	(14,468,525)

Capital Share Transactions:
Offering costs relating to preferred shares	—	81,708	—	—
Reinvestment of common dividends	412,654	—	333,553	840,842

Net proceeds from capital share transactions	412,654	81,708	333,553	840,842

Total increase (decrease)	(154,301)	(1,908,452)	4,080,303	(12,841,018)

Net Assets Applicable to Common Shareholders
Beginning of year	449,218,864	451,127,316	142,457,308	155,298,326

End of year	$449,064,563	$449,218,864	$146,537,611	$142,457,308

End of year undistributed (distribution in excess of) net investment income	$(855,008)	$(341,283)	$(827,376)	$(505,133)

See Notes to Financial Statements

	Preferred Opportunity Trust (BPP)

	2006	2005

Increase (Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$37,628,296	$38,669,601
Net realized gain (loss)	5,460,212	2,371,550
Net change in unrealized appreciation/depreciation	5,741,786	(17,454,454)
Dividends and distributions to preferred shareholders from:
Net investment income	(8,388,298)	(4,681,820)
Net realized gains	(2,162,948)	(2,471,709)

Net increase in net assets applicable to common shareholders resulting from operations	38,279,048	16,433,168

Dividends and Distributions to Common Shareholders from:
Net investment income	(28,950,629)	(31,788,280)
Net realized gains	(7,716,405)	(11,272,655)

Total dividends and distributions	(36,667,034)	(43,060,935)

Capital Share Transactions:
Offering costs relating to preferred shares	—	8,740
Reinvestment of common dividends	1,193,538	—

Net proceeds from capital share transactions	1,193,538	8,740

Total increase (decrease)	2,805,552	(26,619,027)

Net Assets Applicable to Common Shareholders
Beginning of year	447,189,942	473,808,969

End of year	$449,995,494	$447,189,942

End of year undistributed (distribution in excess of) net investment income	$372,887	$90,975

FINANCIAL HIGHLIGHTS
BlackRock Global Floating Rate Income Trust (BGT)

			For the period August 30, 2004[1] through December 31, 2004

	Year Ended December 31,

	2006	2005

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.13	$19.21	$19.10 [2]

Investment operations:
Net investment income	1.99	1.64	0.33
Net realized and unrealized gain (loss)	(0.06)	(0.17)	0.35
Dividends and distributions to preferred shareholders from:
Net investment income	(0.48)	(0.33)	(0.04)
Net realized gains	(0.01)	0.00 [3]	—

Net increase from investment operations	1.44	1.14	0.64

Dividends and distributions to common shareholders from:
Net investment income	(1.44)	(1.22)	(0.37)
Net realized gains	(0.02)	0.00 [3]	—

Total dividends and distributions	(1.46)	(1.22)	(0.37)

Capital charges with respect to issuance of:
Common shares	—	—	(0.04)
Preferred shares	—	—	(0.12)

Total capital charges	—	—	(0.16)

Net asset value, end of period	$19.11	$19.13	$19.21

Market price, end of period	$19.27	$17.16	$18.63

TOTAL INVESTMENT RETURN[4]	21.31%	(1.34)%	(5.00)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:[5]
Total expenses	1.75%	1.56%	1.26%[6]
Net expenses	1.43%	1.23%	0.97%[6]
Net expenses excluding interest expense	1.19%	1.15%	0.97%[6]
Net investment income before preferred share dividends	10.38%	8.52%	5.04%[6]
Preferred share dividends	2.51%	1.71%	0.62%[6]
Net investment income available to common shareholders	7.87%	6.81%	4.42%[6]

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$450,764	$452,179	$446,660
Portfolio turnover	50%	46%	11%
Net assets applicable to common shareholders, end of period (000)	$449,065	$449,219	$451,126
Preferred shares value outstanding, end of period (000)	$243,450	$243,450	$243,450
Reverse repurchase agreements outstanding, end of period (000)	$26,108	$—	$—
Reverse repurchase agreements average daily balance (000)	$19,562	$10,722	$114
Reverse repurchase agreements weighted average interest rate	5.38%	3.27%	2.24%
Asset coverage, end of period	$73,810	$71,139	$71,330

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Amounted to less than $0.01 per common share outstanding.

[4]

Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

[5]	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

[6]	Annualized.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
BlackRock High Income Shares (HIS)

	Year Ended December 31,

	2006	2005	2004[1]	2003[1]	2002[1]

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$2.61	$2.87	$2.86	$2.42	$3.05
Investment operations:
Net investment income	0.22	0.24	0.28 [2]	0.32 [2]	0.36 [2]
Net realized and unrealized gain (loss)	0.08	(0.23)	0.03	0.40	(0.62)

Net increase (decrease) from investment operations	0.30	0.01	0.31	0.72	(0.26)

Dividends and distributions from:
Net investment income	(0.23)	(0.27)	(0.30)	(0.28)	(0.29)
Tax return of capital	—	—	—	—	(0.08)

Total dividends and distributions	(0.23)	(0.27)	(0.30)	(0.28)	(0.37)

Net asset value, end of year	$2.68	$2.61	$2.87	$2.86	$2.42

Market price, end of year	$2.55	$2.33	$2.90	$2.87	$2.32

TOTAL INVESTMENT RETURN[3]	19.70%	(11.28)%	12.24%	37.23%	(21.23)%

RATIOS TO AVERAGE NET ASSETS:
Total expenses	3.78%	3.04%	2.23%	2.21%	2.53%
Net expenses	3.77%	3.04%	2.23%	2.21%	2.53%
Net expenses excluding interest expense	1.34%	1.37%	1.39%	1.46%	1.49%
Net investment income	8.42%	8.82%	9.70%	11.99%	13.29%

SUPPLEMENTAL DATA:
Average net assets (000)	$143,116	$147,376	$152,815	$143,397	$144,665
Portfolio turnover	83%	115%	56%	93%	134%
Net assets, end of year (000)	$146,538	$142,457	$155,298	$154,298	$129,538
Loan outstanding, end of year (000)	$62,000	$66,000	$69,000	$68,000	$51,000
Asset coverage, end of year[4]	$3,364	$3,158	$3,251	$3,269	$3,540
Loan average daily balance (000)	$62,838	$65,992	$64,081	$60,604	$68,577
Loan weighted average interest rate	4.96%	3.37%	2.01%	1.72%	2.20%

[1]	Audited by other Independent Registered Public Accounting Firm.

[2]

Net investment income per share has been recalculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.

[3]

Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Past performance is not a guarantee of future results.

[4]	Per $1,000 of loan outstanding.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

The performance set forth in this table is the financial data of BlackRock High Income Shares. BlackRock began managing the Trust on March 2, 2005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BlackRock Preferred Opportunity Trust (BPP)

				For the period February 28, 2003[1] through December 31, 2003
	Year Ended December 31,

	2006	2005	2004

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$24.43	$25.88	$25.58	$23.88 [2]

Investment operations:
Net investment income	2.05	2.11	2.22	1.72
Net realized and unrealized gain (loss)	0.62	(0.82)	0.33	1.93
Dividends and distributions to preferred shareholders from:
Net investment income	(0.46)	(0.26)	(0.16)	(0.10)
Net realized gains	(0.12)	(0.13)	(0.02)	—

Net increase from investment operations	2.09	0.90	2.37	3.55

Dividends and distributions to common shareholders from:
Net investment income	(1.58)	(1.74)	(2.00)	(1.66)
Net realized gains	(0.42)	(0.61)	(0.07)	—

Total dividends and distributions	(2.00)	(2.35)	(2.07)	(1.66)

Capital charges with respect to issuance of:
Common shares	—	—	—	(0.05)
Preferred shares	—	—	—	(0.14)

Total capital charges	—	—	—	(0.19)

Net asset value, end of period	$24.52	$24.43	$25.88	$25.58

Market price, end of period	$26.31	$24.20	$25.39	$24.83

TOTAL INVESTMENT RETURN[3]	17.98%	4.83%	11.01%	6.28%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:[4]
Total expenses	1.62%	1.51%	1.44%	1.52%[5]
Net expenses	1.62%	1.51%	1.44%	1.52%[5]
Net expenses excluding interest expense	1.25%	1.22%	1.19%	1.16%[5]
Net investment income before preferred share dividends	8.46%	8.37%	8.66%	8.35%[5]
Preferred share dividends	1.89%	1.27%	0.62%	0.48%[5]
Net investment income available to common shareholders	6.58%	7.10%	8.04%	7.87%[5]

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$444,597	$461,868	$468,110	$449,345
Portfolio turnover	91%	77%	88%	98%
Net assets applicable to common shareholders, end of period (000)	$449,995	$447,190	$473,809	$468,243
Preferred shares value outstanding, end of period (000)	$220,800	$220,800	$220,800	$220,841
Reverse repurchase agreements outstanding, end of period (000)	$—	$—	$—	$3,486
Reverse repurchase agreements average daily balance (000)	$1,303	$2,904	$782	$19,822
Reverse repurchase agreements weighted average interest rate	4.74%	3.07%	1.50%	1.44%
Asset coverage, end of period	$75,965	$75,642	$78,650	$78,021

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from the initial offering price of $25.00 per share.

[3]

Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

[4]	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

[5]	Annualized.

The information in the above Financial Highlights represents the operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization & Accounting Policies

BlackRock High Income Shares (“High Income”), a Massachusetts business trust, is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock Global Floating Rate Income Trust (“Global”) and BlackRock Preferred Opportunity Trust (“Preferred Opportunity”) are organized as Delaware statutory trusts and are registered as non-diversified and diversified, closed-end management investment companies, respectively, under the 1940 Act. Global, High Income and Preferred Opportunity are individually referred to as a “Trust” and collectively as the “Trusts”.

          On September 29, 2006, BlackRock, Inc., the parent of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc.) (the “Advisor”)and Merrill Lynch & Co., Inc. (“Merrill Lynch”) combined Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. (“PNC’’), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

          Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Trusts enter into contracts with their vendors and others that provide for general indemnifications. The Trusts’ maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Trusts. However, based on experience, the Trusts consider the risk of loss from such claims to be remote.

          The following is a summary of significant accounting policies followed by the Trusts.

Investment Valuation: The Trusts value most of their investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of each Trust’s Board (the “Board”) of Trustees (the “Trustees”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Swap quotations are provided by dealers selected under supervision of the Board. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Investments or other assets for which such current market quotations are not readily available are valued at fair value (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust’s Board. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

          When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

          In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Trusts’ financial statements has not been determined.

Investment Transactions and Investment Income: Investment transactions are recorded on trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first-in, first out, for both financial reporting and federal income tax purposes. Each Trust records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

Reverse Repurchase Agreements: The Trusts may enter into reverse repurchase agreements with qualified third-party broker-dealers as determined by and under the direction of the Trusts’ Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

Loan Payable: High Income has an $80 million revolving credit agreement (the “Agreement”), which expires on October 31, 2007. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Trust. Borrowings under this Agreement bear interest at a variable rate tied to the lender’s average daily cost of funds, or at fixed rates, as may be agreed to between the Trust and the lender. The Trust may borrow up to 33 1/3% of its total assets up to the committed amount or 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. In accordance with the terms of the Agreement, the Trust has granted a security interest in its portfolio assets as collateral for the borrowing.

Bank Loans: In the process of buying, selling and holding bank loans, a Trust may receive and/or pay certain fees. These fees are included in the purchase price and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. These fees are amortized as premium and/or accreted as discount over the term of the loan. When a Trust buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, a Trust may receive a commitment fee based on the undrawn por-

tion of the underlying line of credit portion of a bank loan. In certain circumstances, a Trust may receive a prepayment penalty fee upon the prepayment of a bank loan by a borrower. Other fees received by a Trust may include covenant waiver fees and covenant modification fees.

          A Trust may invest in multiple series or tranches of an issuer. A different series or tranche may have varying terms and carry different associated risks.

Interest Rate Swaps: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

          During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

          The Trusts are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trusts closely monitor swaps and do not anticipate non-performance by any counterparty.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

          Financial futures contracts, when used by the Trusts, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trusts may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

Forward Currency Contracts: The Trusts enter into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities and to help manage the overall exposure to foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized gains (losses) from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

          Forward currency contracts, when used by the Trusts, help to manage the overall exposure to the foreign currency backing some of the investments held by the Trusts. Forward currency contracts are not meant to be used to eliminate all of the exposure to the foreign currency, rather they allow the Trusts to limit their exposure to foreign currency within a narrow band to the objectives of the Trusts.

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the current rate of exchange.

(i)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

          The Trusts isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Trusts isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

          Net realized and unrealized foreign exchange gains and losses includes realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trusts’ books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Short Sales: The Trusts may make short sales of securities as a method of managing potential price declines in similar securities owned. When a Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trusts may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which a Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Bonds Borrowed Agreements: In a bonds borrowed agreement, the Trust borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Bonds borrowed agreements are primarily entered into to settle short positions. In a bonds borrowed agreement, the Trust’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the bonds borrowed transaction, including accrued interest. To the extent that bonds borrowed transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Trust may be delayed or limited.

Segregation: In cases in which the 1940 Act, and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes: It is each Trust’s intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of their taxable income to shareholders. Therefore, no federal income tax provisions have been recorded.

          On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trusts’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

Dividends and Distributions: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and, if necessary, other sources. Net long-term capital gains, if any, in excess of loss car-ryforwards may be distributed in accordance with the 1940 Act. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

          Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees are required to defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other BlackRock Closed-End Funds selected by the Trustees. These amounts are shown on the Statement of Assets and Liabilities as “Investments in Affiliates”. This has approximately the same economic effect for the Trustees as if the Trustees had invested the deferred amounts directly in such Trusts.

          The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

Other: Expenses that are directly related to one of the Trusts are charged directly to that Trust. Other operating expenses are generally prorated to the Trusts on the basis of relative net assets of all the BlackRock Closed-End Funds.

Note 2. Agreements and Other Transactions with Affiliates and Related Parties

Each Trust has an Investment Management Agreement with BlackRock Advisors, LLC, which is a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., (“BFM”) a wholly owned sub-sidiary of BlackRock, Inc., serves as sub-advisor to the Trusts. BlackRock, Inc. may be presumed to be an affiliate of Merrill Lynch and PNC. The Investment Management Agreements for the Trusts covers both investment advisory and administration services.

          Effective March 2, 2005, High Income entered into an Investment Management Agreement with the Advisor, and a sub-advisory agreement with BFM. Prior to March 2, 2005, High Income had an Investment Management Agreement with CIGNA Investment Advisors, Inc. (“CIAI”) and a sub-advisory agreement with Shenkman Capital Management, Inc.

          The investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate equal to 0.75% of Global’s and 0.65% of Preferred Opportunity’s average weekly managed assets. “Managed assets” means the total assets of a Trust (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The investment advisory fee paid to the Advisor (and CIAI prior to March 2, 2005) is computed weekly and payable monthly based on an annual rate equal to 0.75% of the first $200 million of High Income’s average weekly managed assets and 0.50% thereafter. The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on Global as a percentage of its average weekly managed assets as follows: 0.20% for the first five years of the Trust’s operations (through August 30, 2009), 0.15% in year six (through August 30, 2010), 0.10% in year seven (though August 30, 2011) and 0.05% in year eight (through August 30, 2012).

          The Advisor pays BFM fees for its sub-advisory services.

          Pursuant to the Investment Management and Administration agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor, as well as occupancy and certain clerical and accounting costs of each Trust. Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for costs of employees that provide pricing, secondary market support and compliance services provided to each Trust. Prior to March 2, 2005, for administrative services, High Income reimbursed CIAI for a portion of the compensation and related expenses of the Trust’s Treasurer and Secretary and certain persons who assisted in carrying out the responsibilities of those offices. For the year ended December 31, 2006, the Trusts reimbursed the Advisor the following amounts, which are included in miscellaneous expenses in the Statements of Operations:

Trust	Amount

Global	$34,905
High Income	7,250
Preferred Opportunity	53,392

          Pursuant to the terms of their custody agreements, each Trust received earnings credits from its custodian for positive cash balances maintained, which are used to offset custody fees. These credits are shown on the Statements of Operations as “fees paid indirectly”.

          During the year ended December 31, 2006, Merrill Lynch, through its affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith Incorporated, earned $29,727 in commissions on transactions of securities in High Income.

          Investments in companies considered to be an affiliate of the Trusts, for purposes of Section 2(a)(3) of the 1940 Act in Preferred Opportunity were as follows:

Portfolio Company	Beginning Shares	Purchases	Sales	Ending Shares	Net Realized Gain (Loss)	Dividend/ Interest Income	Market Value of Affiliates at December 31, 2006

Merrill Lynch & Co., Inc., Ser. 3	200,000	—	(200,000)	—	$199,840	$—	$—

Merrill Lynch Preferred Capital Trust III	20,000	—	(20,000)	—	(5,676)	17,500	—

Merrill Lynch Preferred Capital Trust V	86,900	—	(86,900)	—	63,041	79,079	—

          For the year ended December 31, 2006, Merrill Lynch earned direct commissions on the reinvestment of dividends and distributions of common shares of $5,219 for High Income.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. govern- ment securities, for the year ended December 31, 2006 aggregated as follows:

Trust	Purchases	Sales

Global	$429,825,895	$404,796,817
High Income	165,508,866	174,892,784
Preferred Opportunity	362,528,185	364,127,522

          Purchases and sales of U.S. government securities for the year ended December 31, 2006 aggregated as follows:

Trust	Purchases	Sales

Preferred Opportunity	$229,729,543	$229,725,392

          Details of open forward currency contracts held in Global at December 31, 2006 were as follows:

Foreign Currency	Settlement Date	Contract to Sell / Deliver	Value at Settlement Date	Value at December 31, 2006	Unrealized Depreciation

Sold:
Swiss Franc	1/10/07	$8,369,000	$6,852,181	$6,875,992	$(23,811)
Euro	1/10/07	67,764,632	87,075,528	89,505,909	(2,430,381)
British Pound	1/10/07	9,491,600	18,034,865	18,586,031	(551,166)
Mexican Peso	1/10/07	21,517,417	1,936,862	1,990,794	(53,932)

					$(3,059,290)

          Details of open interest rate swaps held in Preferred Opportunity at December 31, 2006 were as follows:

Notional Amount (000)	Fixed Rate(a)	Counter Party	Floating Rate	Effective Date	Termination Date	Unrealized Appreciation

22,600	5.076%	Lehman Brothers	3-month LIBOR	12/21/06	12/21/16	$173,805

(a)	Preferred Opportunity pays fixed interest rate and receives floating rate.

Note 4. Borrowings

          Details of open reverse repurchase agreements held in Global at December 31, 2006 were as follows (please see Corresponding Underlying Collateral Chart below):

Counter Party	Rate	Trade Date	Maturity Date	Net Closing Amount	Par

Credit Suisse First Boston LLC	5.450%	11/21/06	1/12/07	$1,678,107	$1,665,000
	5.450	11/21/06	1/12/07	1,850,175	1,836,000
	5.280	11/29/06	1/16/07	5,683,981	5,644,672
	5.500	11/29/06	1/16/07	4,209,107	4,179,733
	5.500	12/28/06	1/16/07	12,819,354	12,782,250

					$26,107,655

          Details of underlying collateral for open reverse repurchase agreements held in Global at December 31, 2006 were as follows:

Counter Party	Description	Rate	Maturity Date	Original Face	Current Face	Market Value

Credit Suisse First Boston LLC	United Mexican States	6.073%	01/13/09	$4,800,000	$4,800,000	$4,843,200
	Republic of Chile	6.875	04/28/09	1,000,000	1,000,000	1,037,500
	Pemex Project Funding Master Trust	9.375	12/02/08	800,000	800,000	856,000
	Republic of South Africa	7.375	04/25/12	2,400,000	2,400,000	2,580,000
	Federative Republic of Brazil	11.114	06/29/09	3,925,000	3,925,000	4,458,800
	Ukraine	8.903	08/05/09	13,000,000	13,000,000	13,763,750

						$27,539,250

          The tax character of distributions paid during the year ended December 31, 2006 and 2005 were as follows:

Note 5. Income Tax Information

	Year Ended December 31, 2006

Distributions Paid From:	Ordinary Income	Long-term Capital Gains	Total Distributions

Global	$45,130,597	$640,846	$45,771,443
High Income	12,792,689	—	12,792,689
Preferred Opportunity	42,381,795	4,836,485	47,218,280

	Year Ended December 31, 2005

Distributions Paid From:	Ordinary Income	Long-term Capital Gains	Total Distributions

Global	$36,326,312	$135,572	$36,461,884
High Income	14,468,525	—	14,468,525
Preferred Opportunity	38,101,545	12,112,919	50,214,464

          As of December 31, 2006 the components of distributable earnings on a tax basis were as follows:

Trust	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation

Global	$—	$—	$4,526,795
High Income	—	—	246,249
Preferred Opportunity	608,891	400,000	14,399,047

          For federal income tax purposes, High Income had the following capital loss carryforwards at December 31, 2006:

Capital Loss Carryforward Amount	Expires

$24,744,772	2007
35,363,213	2008
55,878,284	2009
102,576,339	2010
28,467,396	2011
2,339,279	2012
7,060,004	2014

$256,429,287

          Accordingly, no capital gain distributions are expected to be paid to shareholders of a Trust until that Trust has net realized capital gains in excess of its capital loss carryforward amounts.

Reclassification of Capital Accounts: In order to present undistributed (distribution in excess of) net investment income (“UNII”) and accumulated net realized gain (“Accumulated Gain”) more closely to its tax character, the following accounts for each Trust were increased (decreased):

Trust	UNII	Accumulated Gain

Global	$(2,163,392)	$2,163,392
High Income	424,200	(424,200)
Preferred Opportunity	(7,457)	7,457

Note 6. Capital

There are an unlimited number of $0.001 par value common shares authorized for Global and Preferred Opportunity. There are an unlimited number of no par value shares authorized for High Income. At December 31, 2006, the shares owned by affiliates of the Advisor of Global were 6,921.

          During the years ended December 31, 2006 and 2005, the Trusts issued the following additional shares under their respective dividend reinvestment plan:

Trust	December 31, 2006	December 31, 2005

Global	$21,644	$—
High Income	127,532	302,078
Preferred Opportunity	49,079	—

          As of December 31, 2006, Global and Preferred Opportunity have the following series of preferred shares outstanding as listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

Trust	Series	Shares	Trust	Series	Shares

Global	T7	3,246	Preferred Opportunity	T7	2,944
	W7	3,246		W7	2,944
	R7	3,246		R7	2,944

          Dividends on seven-day preferred shares are cumulative at a rate which is reset every seven days based on the results of an auction. The dividend ranges on the preferred shares for Global and Preferred Opportunity for the year ended December 31, 2006 were as follows:

Trust	Series	Low	High	Average	Trust	Series	Low	High	Average

Global	T7	3.61%	5.25%	4.65%	Preferred Opportunity	T7	4.11%	5.25%	4.79%
	W7	3.93	5.29	4.64		W7	4.11	5.29	4.78
	R7	3.70	5.25	4.69		R7	4.11	5.26	4.80

Note 7. Dividends

Global and Preferred Opportunity may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares and any other borrowings would be less than 200%. The preferred shares are redeemable at the option of Global and Preferred Opportunity, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of Global and Preferred Opportunity, as set forth in Global’s and Preferred Opportunity’s Declaration of Trust, are not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees for Global and Preferred Opportunity. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub- classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

Note 8. Subsequent Events

Subsequent to December 31, 2006, the Boards declared dividends from undistributed earning per common share for Global and Preferred Opportunity payable January 31, 2007, to shareholders of record on January 17, 2007 and for High Income payable February 12, 2007 to shareholders of record on January 30, 2007. The per share common dividends declared were as follows:

Trust	Common Dividend Per Share

Global	$0.125000
High Income	0.018200
Preferred Opportunity	0.166667

          The dividends declared on preferred shares for the period January 1, 2007 to January 31, 2007 for Global and Preferred Opportunity were as follows:

Trust	Series	Dividends Declared	Trust	Series	Dividends Declared

Global	T7	$386,858	Preferred Opportunity	T7	$352,986
	W7	317,946		W7	286,952
	R7	313,239		R7	281,299

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of:
BlackRock Global Floating Rate Income Trust
BlackRock Preferred Opportunity Trust
(collectively the “Trusts”)

          We have audited the accompanying statements of assets and liabilities of the Trusts, including the portfolios of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2006, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 23, 2007

To the Trustees and Shareholders of:
BlackRock High Income Shares

          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BlackRock High Income Shares (the “Trust”), as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 22, 2005, expressed an unqualified opinion on the financial highlights.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 23, 2007

DIVIDEND REINVESTMENT PLANS

          Pursuant to each Trust’s respective Dividend Reinvestment Plan (the “Plan”), shareholders of High Income may elect, while shareholders of Global and Preferred Opportunity are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

          After each Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participant’s account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

          Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

          The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

          Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 or (800) 699-1BFM.

INVESTMENT MANAGEMENT AGREEMENTS

          Under the 1940 Act, the continuation of each Trust’s investment management and sub-advisory agreements is required to be approved annually by the Boards, including the Independent Trustees. At a meeting held on May 23, 2006, the Board of each Trust, including the Independent Trustees, met to consider the annual continuation of each management agreement in effect prior to such date (the “Old Management Agreement”). The Boards first considered the annual continuation of each Old Management Agreement without considering the impending acquisition by BlackRock, Inc. of the investment management business of Merrill Lynch & Co., Inc. (the “Transaction”) because the Old Management Agreements needed to be reapproved whether or not the Transaction closed. Accordingly, it was appropriate to review each Old Management Agreement without considering the impending Transaction, and then to separately consider the impact of the Transaction on the Old Management Agreements.

          At the meeting on May 23, 2006, the Board of each Trust, including those trustees/directors of each Trust who are not interested persons of the Trusts for purposes of the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously approved the continuance of each Old Management Agreement and, if applicable, Sub-Advisory Agreement for each Trust with a contract considered for renewal and then approved a new management agreement for each Trust to take effect following the completion of the Transaction (the “New Management Agreements”).

Information Received by the Boards

          To assist each Board in its evaluation of the Old Management Agreements, the Independent Trustees received information from BlackRock on or about April 22, 2006 which detailed, among other things: the organization, business lines and capabilities of BlackRock Advisors, LLC (formerly BlackRock Advisors, Inc., “BlackRock”) the sub-advisors, if any, for each trust (collectively, the “Advisors”), including the responsibilities of various departments and key personnel and biographical information relating to key personnel; financial statements for BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and each Trust; the advisory and/or administrative fees paid by each Trust to the Advisors, including comparisons, compiled by an independent third party, with the management fees of funds with similar investment objectives (“Peers”); the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; the expenses of BlackRock in providing the various services; non-investment advisory reimbursements and “fall-out” benefits to BlackRock; the expenses of each Trust, including comparisons of the respective Trust’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; and each Trust’s performance for the past one-, three-, five- and ten-year periods, when applicable, and each Trust’s performance compared to its Peers. This information supplemented the information received by each Board throughout the year regarding each Trust’s performance, expense ratios, portfolio composition, trade execution and compliance.

          In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided a legal memorandum outlining, among other things, the duties of each Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties as well as factors to be considered by the boards in voting on advisory agreements.

          The Independent Trustees reviewed this information and discussed it with independent counsel in executive session prior to the Board meeting. At the Board meeting on May 23, 2006, BlackRock made a presentation to and responded to additional questions from the Boards. After the presentations and after additional discussion each Board considered each Old Management Agreement and, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC statements relating to the renewal of the Old Management Agreements.

Matters Considered by the Boards

The Old Management Agreements

          In connection with their deliberations with respect to the Old Management Agreements, the Boards considered all factors they believed relevant with respect to each Trust, including the following: the nature, extent and quality of the services to be provided by the Advisors; the investment performance of each Trust; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Trusts; the extent to which economies of scale would be realized as the BlackRock closed-end fund complex grows; and whether BlackRock realizes other benefits from its relationship with the Trusts.

          Nature and Quality of Investment Advisory and Sub-Advisory Services. In evaluating the nature, extent and quality of the Advisors’ services, the Boards reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Trust, narrative and statistical information concerning each Trust’s performance record and how such performance compares to each Trust’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Boards noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Boards. The Boards further considered the quality of the Advisors’ investment process in making portfolio management decisions. Given the Boards’ experience with BlackRock, the Boards noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of BlackRock. The Boards also noted that the formation of Portfolio Review Committees and a Compliance Committee had helped the Boards to continue to improve their understanding of BlackRock’s organization, operations and personnel.

          In addition to advisory services, the Independent Trustees considered the quality of the administrative or non-investment advisory services provided to the Trusts. In this regard, the Advisors provide each Trust with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Trusts) and officers and other personnel as are necessary for the operations of the respective Trust. In addition to investment management services, the Advisors and their affiliates provide each Trust with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and Trust websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). The Boards considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

          Investment Performance of the Trusts. As previously noted, the Boards received performance information regarding each Trust and its Peers. Among other things, the Boards received materials reflecting each Trust’s historic performance and each Trust’s performance compared to its Peers. More specifically, each Trust’s one-, three-, five- and ten-year total returns (when applicable) were evaluated relative to its respective Peers (including the performance of individual Peers as well as the Peers’ median performance).

          The Boards reviewed a narrative analysis of the third-party Peer rankings that was prepared by BlackRock at the Boards’ request. The summary placed the Peer rankings into context by analyzing various factors that affect these comparisons. In evaluating the performance information, in certain limited instances, the Boards noted that the Peers most similar to a given Trust still would not adequately reflect such Trust’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Trust’s performance with that of its Peers. The Boards noted that BGT and BPP had performed better than or equal to the median of their Peers and benchmarks in the past one-year period. The Boards also noted that HIS had performed worse than the median of its Peers in at least one of the past one-, three- and five-year periods or worse than its applicable benchmark in more than one of these periods. The Boards considered the following reasons why HIS may have underperformed its Peers or its benchmarks, but also noted that it is often difficult to determine why a Trust underperformed a Peer because it is difficult to obtain perfect information with respect to the Peers.

          The Board noted that HIS has under-performed its respective Peers in each of the above periods, but that it invests in relatively high quality debt because the Advisor has been concerned that relatively lower quality debt was not providing adequate returns for the increased risk present. The Board noted that higher quality debt had been under-performing lower quality debt during 2005, reducing the Trust’s relative performance. The Board also noted that the Advisor had been managing HIS only since March 2005 and restructured its portfolio through April 2005.

          After considering this information, the Boards concluded that the performance of each Trust, in light of and after considering the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust’s Old Management Agreement should be renewed.

          Fees and Expenses. In evaluating the management fees and expenses that a Trust is expected to bear, the Boards considered each Trust’s current management fee structure and the Trust’s expected expense ratios in absolute terms as well as relative to the fees and expense ratios of applicable Peers. In reviewing fees, the Boards, among other things, reviewed comparisons of each Trust’s gross management fees after any applicable reimbursements and fee waivers and total expense ratios after any applicable waivers with those of the applicable Peers. The Boards also reviewed a narrative analysis of the Peer rankings that was prepared by an independent third party and summarized by BlackRock at the request of the Boards. This summary placed the rankings into context by analyzing various factors that affect these comparisons.

          The Boards noted that with the Old Management Agreement subject to annual continuation, BGT pays fees lower than or equal to the median fees paid by its Peers in each of (i) contractual management fees payable by a Trust prior to any fee waivers (“contractual management fees”), (ii) actual management fees paid by a Trust after taking into consideration fee waivers (“actual management fees”) and (c) total expenses. The Boards noted the following reasons why BPP and HIS have contractual or actual management fees or total expenses higher than the median of their Peers:

•

De minimis. The Board of BPP noted that the Trust pays actual management fees and/or incur total expenses that are no more than four bps higher than the median of its Peers. Nevertheless, the Trust has contractual management fees that are lower than the median of its peers.

•

Other Factors. The Board of HIS noted that the Trust pays actual management fees and incurs total expenses and is subject to contractual management fees that are worse than the median of its Peers. The Boards noted that BlackRock has agreed to cap HIS’s operating expenses.

          The Boards also compared the management fees charged to the Trusts and other closed-end investment companies by the Advisors to the management fees the Advisors charge other types of clients (such as open-end investment companies and separately managed institutional accounts). With respect to open-end investment companies, the management fees charged to the Trusts generally were higher than those charged to the open-end investment companies. The Boards also noted that the Advisors provide the Trusts with certain services not provided to open-end funds, such as leverage management in connection with the issuance of preferred shares, stock exchange listing compliance requirements, rating agency compliance with respect to the leverage employed by the Trusts and secondary market support and other services not provided to the Trusts, such as monitoring of subscriptions and redemptions. With respect to separately managed institutional accounts, the management fees for such accounts were generally lower than those charged to the comparable Trusts. The Boards noted, however, the various services that are provided and the costs incurred by the Advisors in managing and operating the Trusts. For instance, the Advisors and their affiliates provide numerous services to the Trusts that are not provided to institutional accounts including, but not limited to: preparing shareholder reports and communications, including annual and semi-annual financial statements; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; income monitoring; expense budgeting; preparing proxy statements; and performing other Trust administrative tasks necessary for the operation of the respective Trust (such as tax reporting and fulfilling regulatory filing requirements). Further, the Boards noted the increased compliance requirements for the Trusts in light of new SEC regulations and other legislations. These services are generally not required to the same extent, if at all, for separate accounts.

          In connection with the Boards’ consideration of this information, the Boards reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to each Trust, the Boards concluded that the fees paid and expenses incurred by each Trust under its Old Management Agreement supports a conclusion that each Trust’s Old Management Agreement should be renewed.

          Profitability. The Directors also considered BlackRock’s profitability in conjunction with their review of fees. The Directors reviewed BlackRock’s revenues, expenses and profitability margins on a before- and after-tax basis. In reviewing profitability, the Directors recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Directors also reviewed BlackRock’s assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Boards also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

          The Boards recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Boards considered BlackRock’s pre-tax profit margin compared to the pre-tax profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results. The comparison indicated that BlackRock’s pre-tax profitability was in the second quartile of the fifteen companies compared (including BlackRock), with the most profitable quartile being ranked first and the least profitable quartile being ranked fourth.

          In evaluating the reasonableness of the Advisors’ compensation, the Boards also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services. The Boards noted that these payments were less than the Advisors’ costs for providing these services. The Boards also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive that are attributable to their management of the Trusts.

          In reviewing each Trust’s fees and expenses, the Boards examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Trusts’ fee structures, for example through the use of breakpoints. In this connection, the Boards reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints, as closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards also noted that the one Trust that has a breakpoint in its fee structure, HIS, was inherited by BlackRock when it took over managing HIS from another manager and that BlackRock simply retained the structure it inherited. The information also revealed that only one closed-end fund complex used a complex-level breakpoint structure for advisory fees, and that this complex generally is homogeneous with regard to the types of funds managed and is about three times as large as the Trusts’ complex.

          The Boards concluded that BlackRock’s profitability, in light of all the other facts and circumstances applicable to each Trust, supports a conclusion that each Trust’s Old Management Agreement should be renewed.

          Other Benefits. In evaluating fees, the Boards also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Trusts. The Trustees, including the independent trustees, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Trusts, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Trusts’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Boards also considered the unquantifiable nature of these potential benefits.

          Miscellaneous. During the Boards’ deliberations in connection with the Old Management Agreements, the Boards were aware that the Advisor pays compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of many of its closed-end funds, and to employees of the Advisors’ affiliates that participated in the offering of such funds. The Boards considered whether the management fee met applicable standards in light of the services provided by the Advisors, without regard to whether the Advisors ultimately pay any portion of the anticipated compensation to the underwriters.

          Conclusion with respect to the Old Management Agreements. In reviewing the Old Management Agreements without considering the impending Transaction, the Trustees did not identify any single factor discussed above as all important or controlling. The Trustees, including the Independent Trustees, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Trust, was acceptable for each Trust and supported the Trustees’ conclusion that the terms of each Old Management Agreement were fair and reasonable, that the respective Trust’s fees are reasonable in light of the services provided to the respective Trust, and that each Old Management Agreement should be approved.

The Transaction

          On September 19, 2006, Merrill Lynch contributed its investment management business, MLIM, to BlackRock, one of the largest publicly traded investment management firms in the United States and the parent company of the Advisor, to form a new asset management company that is one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. The new company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S.

markets. It has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch owns no more than 49.8% of the total capital stock of the new company on a fully diluted basis it owns no more than 45% of the new company’s voting power, and PNC, which previously held a majority interest in BlackRock, retains approximately 34% of the new company’s common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock’s board of directors.

The New Management Agreements

          Consequences of the Transaction. On February 23, 2006, April 21, 2006 and May 23, 2006, members of BlackRock management made presentations on the Transaction to the Trustees and the Trustees discussed with management and amongst themselves management’s general plans and intentions regarding the Trusts, including the preservation, strengthening and growth of BlackRock’s business and its combination with MLIM’s business. The Boards also inquired about the plans for and anticipated roles and responsibilities of certain BlackRock employees and officers after the Transaction. The Independent Trustees also met in executive session to discuss the Transaction. After these meetings, BlackRock continued to update the Boards with respect to its plans to integrate the operations of BlackRock and MLIM and the potential impact of those plans on the Trusts as those plans were further developed.

          After considering and approving the Old Management Agreements, the Boards (including the Independent Trustees) then considered the information received at or prior to the meeting and the consequences of the Transaction to each Trust, including, among other things:

          (i) that BlackRock, MLIM and their investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock advised the Boards that in connection with the closing of the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. Furthermore, it is expected that these combination processes will result in changes to the portfolio management teams for each of the Trusts;

          (ii) that BlackRock advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Trusts and their shareholders by the Advisors, including compliance services;

(iii) that BlackRock advised the Boards that it has no present intention to alter the expense waivers and reimbursements currently in effect for certain of the Trusts;

          (iv) the experience, expertise, resources and performance of MLIM that will be contributed to BlackRock after the closing of the Transaction and their anticipated impact on BlackRock’s ability to manage the Trusts;

(v) that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(vi) the potential effects of regulatory restrictions on the Trusts as a result of Merrill Lynch’s equity stake in BlackRock after the Transaction;

(vii) the fact that each Trust’s aggregate investment advisory and sub-advisory fees payable under the New Management Agreements and the Old Management Agreements are identical;

(viii) the terms of the New Agreements, including the differences from the Old Management Agreements (see “Comparison of Old Management Agreements to the New Management Agreements” above);

(ix) that the Trusts would not bear the costs of obtaining shareholder approval of the New Management Agreements; and

          (x) that BlackRock and Merrill Lynch have agreed to conduct their respective businesses (and use reasonable best efforts to cause their respective affiliates to conduct their respective businesses) to enable the conditions of Section 15(f) to be true in relation to any registered investment companies advised by MLIM and registered under the 1940 Act and have agreed to the same conduct in relation to the BlackRock registered investment companies to the extent it is determined the Transaction is an assignment under the 1940 Act.

          Nature and Quality of Investment Advisory and Sub-Advisory Services. The Boards considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the Advisors, the potential implications of regulatory restrictions on the Trusts following the Transaction and the ability of the Advisors to perform their duties after the Transaction. The Boards considered that the services to be provided and the standard of care under the New Management Agreements are the same as under the Old Management Agreements. The Boards also considered statements by management of BlackRock that, in connection with integrating the operations of the Advisors and MLIM, the objective was to preserve the best of both organizations in order to enhance BlackRock’s ability to provide investment advisory services following completion of the Transaction.

          The Boards noted that it is impossible to predict with certainty the impact of the Transaction on the nature, quality and extent of the services provided by the Advisors to the Trusts, but concluded based on the information currently available and in light of all of the current facts and circumstances that the Transaction is likely to provide the Advisors with additional resources with which to serve the Trusts and was not expected to adversely affect the nature, quality and extent of the services to be provided to the Trusts and their shareholders by the Advisors and was not expected to materially adversely affect the ability of the Advisors to provide those services.

          The Boards considered that BlackRock portfolio managers for the Trusts would remain the same following completion of the Transaction.

          Investment Performance of the Trusts. The Boards examined MLIM’s investment performance with respect to its closed-end funds. The Boards noted the Advisors’ and MLIM’s considerable investment management experience and capabilities. The Boards considered this information together with the level of services expected to be provided to the Trusts. Although the Boards noted that it is impossible to predict the effect, if any, that consummation of the Transaction would have on the future performance of the Trusts, the Boards concluded that the information currently available, in light of all of the current facts and circumstances, supported approving the New Management Agreements.

          Fees. The Boards noted that the fees payable by the Trusts under the New Management Agreements are identical to the fees payable under the Old Management Agreements. The Boards also considered the fees paid by the MLIM closed-end funds. In light of (i) the Boards’ approval of the fees paid by each Trust pursuant to the Old Management Agreements at the May 23, 2006 meeting, (ii) the fact that no change to the fees paid by any Trust was proposed solely as a result of the Transaction, and (iii) the Boards’ earlier conclusion with respect to the services expected to be provided to the Trusts under the New Management Agreements, the Boards concluded that the fee structure under the New Management Agreements was reasonable.

          Profitability. Management of the Advisors stated to the Boards that, following the Transaction, the current intention is to continue to determine profitability and report profitability to the Boards in the same way as they did prior to the Transaction, subject to management’s desire to preserve the best practices of MLIM. Management of the Advisors stated that any changes in the methods used to determine profitability and report profitability to the Boards would be discussed with the Boards. The Boards considered the potential for increased economies of scale as a result of the Transaction and whether any economies of scale should be reflected in the Trusts’ fee structures. The Boards also considered that the process of integrating the operations of the Advisors and MLIM was in the early stages and that considerable expense would be incurred in connection with integrating such operations, all of which made it difficult to conclude that economies of scale would be realized as a result of the Transaction. In light of the foregoing, the Boards concluded that, at this time, no changes were necessary to the fee structure of the Trusts as a result of the Transaction.

          Other Benefits. In evaluating ancillary benefits to be received by the Advisors and their affiliates under the New Management Agreements, the Boards considered whether the Transaction would have an impact on the ancillary benefits received by the Advisors by virtue of the Old Management Agreements. Based on its review of the materials provided, including materials received in connection with its approval of the continuance of each Old Management Agreement earlier at the May 23, 2006 meetings of the Boards and its discussions with the Advisors, the Boards noted that such benefits were difficult to quantify with certainty at this time and indicated that it would continue to evaluate them going forward.

          Conclusion with respect to the New Management Agreements. The Trustees did not identify any single consequence of the Transaction discussed above as all-important or controlling. The Boards determined that all of the factors referred to in their evaluation of the Old Management Agreements described above under “Matters Considered by the Boards - The Old Management Agreements” are applicable to the evaluation of the New Management Agreements and concluded that these factors, in light of all the other factors and all of the facts and circumstances applicable to each Trust, were acceptable for each Trust and supported the Trustees’ conclusion that the terms of each New Management Agreement were fair and reasonable, that the fees in each New Management Agreement are fair and reasonable in light of the services provided to the respective Trust and that each New Management Agreement should be approved.

Shareholder Meeting

          At the shareholder meeting for each Trust held on August 23, 2006, the shareholders of each Trust approved the New Management Agreement for each Trust.

ADDITIONAL INFORMATION

60 Day Notice

          We are required by the Internal Revenue Code to advise you within 60 days of a Trust’s tax year-end as to the federal tax status of dividends paid by the Trusts1 during such tax year. Shareholders, however, must report distributions on a calendar year basis for income tax purposes. Please consult your tax advisor for proper treatment of this information.

          The following information is provided with respect to the distributions paid by the BlackRock Closed-End Funds for the fiscal year ended December 31, 2006:

	Share Class (Common/ Preferred)	Payable Date	Federal Obligation Interest[1]	Qualifying Dividend Income for Individuals[2]	Dividends Qualifying for the Dividends Received Deduction for Corporations[2]	Interest Related Dividends for Non- U.S. Residents[3]	Long-Term Capital Gains Per Share ($)	Short-Term Capital Gain Dividends for Non- U.S. Residents[2]
Global	Common	2/28/06 – 1/31/07	0.50%	—	—	74.03%	—	—
	Common	12/29/06	—	—	—	—	0.020429	—
	Series T7	1/4/06 – 12/27/06	0.50%	—	—	74.03%	—	—
	Series T7	12/27/06	—	—	—	—	16.43	—
	Series W7	1/5/06 – 12/28/06	0.50%	—	—	74.03%	—	—
	Series W7	12/28/06	—	—	—	—	16.43	—
	Series R7	1/6/06 – 12/29/06	0.50%	—	—	74.03%	—	—
	Series R7	12/29/06	—	—	—	—	16.65	—
High Income	Common	2/10/06 – 1/10/07	1.51%	—	—	86.95%	—	—
Preferred Opportunity	Common	2/28/06	3.02%	17.26%	11.94%	34.22%	—	11.85%
	Common	2/28/06	—	—	—	—	0.004614	—
	Common	3/31/06 – 12/29/06	3.02%	17.51%	12.11%	34.63%	—	12.03%
	Common	12/29/06	—	—	—	—	0.035625	—
	Common	1/31/07	—	—	—	—	0.166667	—
	Series T7	1/4/06 – 11/29/06	3.02%	17.51%	12.11%	34.63%	—	11.78%
	Series T7	9/20/06	—	—	—	—	2.33	—
	Series T7	11/29/06	—	—	—	—	18.86	—
	Series T7	12/6/06	—	—	—	—	24.36	—
	Series T7	12/13/06	—	—	—	—	24.36	—
	Series T7	12/20/06	—	—	—	—	24.57	—
	Series T7	12/27/06	—	—	—	—	25.17	—
	Series W7	1/5/06 – 11/24/06	3.02%	17.51%	12.11%	34.63%	—	11.78%
	Series W7	9/21/06	—	—	—	—	2.33	—
	Series W7	11/24/06	—	—	—	—	0.75	—
	Series W7	11/30/06	—	—	—	—	20.96	—
	Series W7	12/7/06	—	—	—	—	23.01	—
	Series W7	12/14/06	—	—	—	—	24.45	—
	Series W7	12/21/06	—	—	—	—	23.11	—
	Series W7	12/28/06	—	—	—	—	25.17	—
	Series R7	1/6/06 –12/1/06	3.02%	17.51%	12.11%	34.63%	—	11.78%
	Series R7	9/22/06	—	—	—	—	2.34	—
	Series R7	12/1/06	—	—	—	—	19.71	—
	Series R7	12/8/06	—	—	—	—	23.97	—
	Series R7	12/15/06	—	—	—	—	24.45	—
	Series R7	12/22/06	—	—	—	—	24.93	—
	Series R7	12/29/06	—	—	—	—	25.22	—

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Expressed as a percentage of the ordinary income distributions paid.

[3]	Represents the portion of the ordinary distributions paid that are exempt from U.S withholding tax for nonresident aliens and foreign corporations.

          In January 2007, a form 1099-DIV was sent to shareholders providing the amount and composition of distributions and information with respect to their appropriate tax treatment.

Shareholder Meetings

          A Special Meeting of Shareholders of BlackRock Closed-End Funds was held on August 23, 2006 for shareholders of record as of June 5, 2006, to approve a new Investment Management Agreement and Sub-Advisory Agreement for each of the following Trusts:

          Approved the Investment Management Agreement as follows:

	Votes For	Votes Against	Votes Abstain

Global	10,371,202	448,156	975,401
High Income	30,780,152	1,629,821	1,800,726
Preferred Opportunity	9,492,644	433,603	503,943

          Approved the Sub-Advisory Agreement as follows:

	Votes For	Votes Against	Votes Abstain

Global	10,342,623	453,985	998,151
High Income	30,739,059	1,587,119	1,884,521
Preferred Opportunity	9,477,012	438,751	514,427

          The Joint Annual Meeting of Shareholders was held on May 23, 2006 for shareholders of record as of February 28, 2006, to elect a certain number of Trustees for each of the following Trusts to three-year terms expiring in 2009:

          Elected a Class I Trustee as follows:

	Richard E. Cavanagh

	Votes For	Votes Withheld

Global	20,989,376	281,296
Preferred Opportunity	17,002,345	220,430

          Elected the Class II Trustees as follows:

	Frank J. Fabozzi				Kathleen F. Feldstein				Ralph L. Schlosstein

	Votes For		Votes Withheld		Votes For		Votes Withheld		Votes For	Votes Withheld

Global	8,412	[1]	19	[1]	8,412	[1]	19	[1]	20,992,753	277,919
High Income	49,238,439		1,144,514		49,164,938		1,218,015		49,213,688	1,169,265
Preferred Opportunity	N/A		N/A		7,768	[1]	74	[1]	N/A	N/A

          Elected the Class III Trustees as follows:

	Andrew F. Brimmer		Kent Dixon		Robert S. Kapito

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

Preferred Opportunity	16,982,874	239,901	17,001,489	221,286	17,008,291	214,484

[1]	Voted on by holders of preferred shares only.

          On May 23, 2006, the Board of High Income approved a change to its non-fundamental investment policy to eliminate the average maturity restriction of its portfolio.

          Each Trust listed for trading on the NewYork Stock Exchange (“NYSE”) has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards and have filed with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

          The Trusts do not make available copies of their respective Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of such Trust’s offering and the information contained in each Trust’s Statement of Additional Information may have become outdated.

          During the period, there were no material changes in the investment objective or policies or their charters or by-laws of Global or Preferred Opportunity that have not been approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of these portfolios.

          Quarterly performance and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s Web site is intended to allow investors public access to information regarding the Trusts and does not, and is not intended, to incorporate BlackRock’s Web site into this report.

          Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito—Director and Vice Chairman of the Advisor and the Sub-Advisor, Donald Burke, Anne Ackerley, Bartholomew Battista, Vincent Tritto and Brian Kindelan—Managing Directors of the Advisor and the Sub-Advisor, James Kong—Managing Director of the Sub-Advisor.

Important Information Regarding the BlackRock Closed-End Funds Annual Investor Update

          The Annual Investor Update (“Update”) is available on the Internet and may be accessed through BlackRock’s Web site at http://www.black-rock.com. The Update provides information on the fixed income markets and summaries of BlackRock Closed-End Funds’ investment objectives and strategies. It also contains recent news regarding the BlackRock Closed-End Funds.

          Historically, BlackRock provided this information in materials mailed with the Trusts’Annual report. However, we believe that making this information available through BlackRock’s Web site allows us to communicate more fully and efficiently with the Trusts’ shareholders.

          If you would like to receive a hard copy of the BlackRock Closed-End Funds Annual Investor Update, please call (800) 699-1BFM.

DIRECTORS/TRUSTEES INFORMATION (Unaudited)

Name, address, age	Current positions held with the Trusts	Term of office and length of time served	Principal occupations during the past five years	Number of portfolios over- seen within the fund complex[1]	Other Directorships held outside the fund complex[1]	Events or transactions by reason of which the Trustee is an interested person as defined in Section 2(a) (19) of the 1940 Act

Interested Directors/Trustees[2]

Ralph L. Schlosstein BlackRock, Inc. 40 East 52nd Street New York, NY 10022 Age: 55	Chairman of the Board	3 years3/since inception	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group. Chairman and President of the BlackRock Liquidity Funds and Director of several of BlackRock’s alternative investment vehicles.	68

Chairman of the Board of Anthracite Capital, Inc., Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institutions Center of The Wharton School of the University of Pennsylvania, a Trustee of the American Museum of Natural History, a Trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a Trustee of New Visions for Public Education of The Public Theater in New York City and the James Baird Foundation. Formerly, a director of Pulte Corporation, the nation’s largest home- builder, a Trustee of Denison University and a member of Fannie Mae’s Advisory Council.

						Director and President of the Advisor.

Robert S. Kapito BlackRock, Inc. 40 East 52nd Street New York, NY 10022 Age: 49	President and Trustee[4]	3 years3/since August 22, 2002	Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Executive Committee, the Management Committee, the Global Fixed Income and Global Equity Operating Committees of BlackRock. Responsible for the port- folio management of the Fixed Income, Equity, Liquidity, and Alternative Investment Groups of BlackRock.	58	Chairman of the Hope and Heroes Children’s Cancer Fund. President of the Board of Directors of the Periwinkle National Theatre for Young Audiences.	Director and Vice Chairman of the Advisor.

DIRECTORS/TRUSTEES INFORMATION (Unaudited) (Continued)

Name, address, age	Current positions held with the Trusts	Term of office and length of time served	Principal occupations during the past five years	Number of portfolios overseen within the fund complex[1]	Other Directorships held outside the fund complex

Independent Directors/Trustees

Andrew F. Brimmer P.O. Box 4546 New York, NY 10163-4546 Age: 80	Lead Trustee Audit Committee Chairman[5,6]	3 years3/since inception	President of Brimmer & Company, Inc., a Washington, D.C.-based economic and financial consulting firm, also Wilmer D. Barrett Professor of Economics, University of Massachusetts – Amherst. Formerly member of the Board of Governors of the Federal Reserve System. Former Chairman, District of Columbia Financial Control Board.	58

Former Director of CarrAmerica Realty Corporation and Borg- Warner Automotive, Airborne Express, BankAmerica Corporation (Bank of America), BellSouth Corporation, College Retirement Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut Mutual Life Insurance Company, E.I. du Pont de Nemours & Company, Equitable Life Assurance Society of the United States, Gannett Company, Mercedes-Benz of North America, MNC Financial Corporation (American Security Bank), NCM Capital Management, Navistar International Corporation, PHH Corp. and UAL Corporation (United Airlines).

Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 60	Trustee Audit Committee Member[7]	3 years3/since inception	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Formerly Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Co- author, THE WINNING PERFORMANCE (best selling management book published in 13 national editions).	58

Trustee: Aircraft Finance Trust (AFT) and Chairman of the Board of Trustees, Educational Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The Guardian Life Insurance Company of America.

Kent Dixon P.O. Box 4546 New York, NY 10163-4546 Age: 69	Trustee Audit Committee Member[6]	3 years3/since inception	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	58	Former Director of ISFA (the owner of INVEST, a national securities broker- age service designed for banks and thrift institutions).

Frank J. Fabozzi P.O. Box 4546 New York, NY 10163-4546 Age: 58	Trustee Audit Committee Member[6]	3 years3/since inception	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management.	58	Director, Guardian Mutual Funds Group (18 portfolios).

DIRECTORS/TRUSTEES INFORMATION (Unaudited) (Continued)

Name, address, age	Current positions held with the Trusts	Term of office and length of time served	Principal occupations during the past five years	Number of portfolios overseen within the fund complex[1]	Other Directorships held outside the fund complex

Independent Directors/Trustees (continued)

Kathleen F. Feldstein P.O. Box 4546 New York, NY 10163-4546 Age: 65	Trustee	3 years3/since January 19, 2005	President of Economics Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA.	58

Director of The McClatchy Company; Trustee of the Partners Community Healthcare, Inc.; the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.

R. Glenn Hubbard P.O. Box 4546 New York, NY 10163-4546 Age: 48	Trustee	3 years3/since November 16, 2004

Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1994-1997. Visiting professor at the John F. Kennedy School of Government at Harvard and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy assistant secretary of the U.S. Treasury Department for Tax Policy 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001–2003.

				58

Director of ADP, R.H. Donnelly, Duke Realty, KKR Financial Corporation, and Ripplewood Holdings, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York.

[1]

The Fund Complex means two or more registered investments companies that: (1) hold themselves out to investors as related companies for purposes of investment and investor services; or (2) have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

[2]	Interested Director/Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.

[3]	The Board is classified into three classes of which one class is elected annually. Each Director/Trustee serves a three-year term concurrent with the class from which they are elected.

[4]	Resigned effective December 31, 2006.

[5]	Retired effective December 31, 2006.

[6]

The Board of each Trust has determined that each Trust has three Audit Committee financial experts serving on its Audit Committee, Dr. Brimmer, Mr. Dixon and Mr. Fabozzi, each of whom are independent for the purpose of the definition of Audit Committee financial expert as applicable to the Trusts.

[7]	Became lead Trustee and Audit Committee Chairman upon resignation of Dr. Brimmer on December 31, 2006.

SECTION 19 NOTICES

          Set forth below is a summary of distributions which required each Trust, if any, to notify shareholders of the type of distributions paid pursuant to Section 19 of the Investment Company Act of 1940. Section 19 requires each Trust to accompany dividend payments with a notice if any part of that payment is from a source other than accumulated net investment income, not including profits or losses from the sale of securities. The amounts and sources of distributions reported in the notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

	Date of Distribution	Total Distributions	Net Investment Income	Distributions from proceeds from the sale of securities

Global
	December 2006	$0.125000	$0.104571	$0.020429
High Income
	February 2006	$0.020500	$0.020500	$—
	March 2006	$0.020500	$0.020500	$—
	April 2006	$0.020500	$0.020500	$—
	May 2006	$0.020500	$0.020500	$—
	June 2006	$0.020500	$0.020500	$—
	July 2006	$0.020500	$0.020500	$—
	August 2006	$0.020500	$0.020500	$—
	September 2006	$0.018200	$0.018200	$—
	October 2006	$0.018200	$0.018200	$—
	November 2006	$0.018200	$0.018200	$—
	December 2006	$0.018200	$0.018200	$—

Preferred Opportunity
	February 2006	$0.166667	$0.142847	$0.023820
	March 2006	$0.166667	$0.146625	$0.020042
	April 2006	$0.166667	$0.146625	$0.020042
	May 2006	$0.166667	$0.146625	$0.020042
	June 2006	$0.166667	$0.146625	$0.020042
	July 2006	$0.166667	$0.146625	$0.020042
	August 2006	$0.166667	$0.146625	$0.020042
	September 2006	$0.166667	$0.146625	$0.020042
	October 2006	$0.166667	$0.146625	$0.020042
	November 2006	$0.166667	$0.146625	$0.020042
	December 2006	$0.166667	$0.115284	$0.051383

BlackRock Closed-End Funds

Directors/Trustees
Ralph L. Schlosstein, Chairman
Andrew F. Brimmer, Lead Trustee[1] Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Kathleen Feldstein
R. Glenn Hubbard
Robert S. Kapito[2]

Officers
Robert S. Kapito, President
Donald C. Burke, Treasurer
Bartholomew Battista, Chief Compliance Officer
Anne Ackerley, Vice President
Neal Andrews, Assistant Treasurer
Jay Fife, Assistant Treasurer
Spencer Fleming, Assistant Treasurer
James Kong, Assistant Treasurer
Robert Mahar, Assistant Treasurer
Vincent B. Tritto, Secretary
Brian P. Kindelan, Assistant Secretary

Investment Advisor
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

Sub-Advisor[3]
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, NY 10022

Accounting Agent and Custodian
State Street Bank and Trust Company
2 Avenue De Lafayette
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
(800) 699-1BFM

Auction Agent[3]
 Bank of New York
101 Barclay Street, 7 West
New York, NY 10286

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

Legal Counsel – Independent Directors/Trustees
Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022

            This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

BlackRock Closed-End Funds
c/o BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

[1]	Retired December 31, 2006.
[2]	Resigned December 31, 2006.
[3]	For Global and Preferred Opportunity.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 699-1BFM.

The Trusts have delegated to the Advisor the voting of proxies relating to their voting securities pursuant to the Advisor’s proxy voting policies and procedures. You may obtain a copy of these proxy voting policies and procedures, without charge, by calling (800) 699-1BFM. These policies and procedures are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Information on how proxies relating to the Trusts’ voting securities were voted (if any) by the Advisor during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 699-1BFM or on the website of the Commission at http://www.sec.gov.

The Trusts file their complete schedule of portfolio holdings for the first and third quarters of their respective fiscal years with the Commission on Form N-Q. Each Trust’s Form N-Q will be available on the Commission’s website at http://www.sec.gov. Each Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Trust’s Form N-Q may also be obtained, upon request, by calling (800) 699-1BFM.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

CEF-ANN-5-1206

Item 2. Code of Ethics.
(a)           The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           Not applicable.

(c)           The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)           The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)           Not applicable.

(f)           The Registrant's Code of Ethics is available without charge at www.blackrock.com.

Item 3. Audit Committee Financial Expert.
The Registrant's Board of Trustees has determined that it has three audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Dr. Andrew F. Brimmer, Kent Dixon and Frank Fabozzi. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. Dr. Brimmer retired from the Board of Trustees as of December 31, 2006.

Item 4. Principal Accountant Fees and Services.
(a)           Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $37,000 for the fiscal year ended December 31, 2006 and $40,500 for the fiscal year ended December 31, 2005.

(b)           Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $1,975 for the fiscal year ended December 31, 2006 and $600 for the fiscal year ended December 31, 2005. The nature of the service includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c)           Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $8,000 for the fiscal year ended December 31, 2006 and $7,500 for the fiscal year ended December 31, 2005. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning and miscellaneous tax advice.

(d)           All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $3,400 for the fiscal year ended December 31, 2006 and $3,400 for the fiscal year ended December 31, 2005. The nature of the service includes a review of compliance procedures and provided an attestation regarding such review.

(e)           Audit Committee Pre-Approval Policies and Procedures.
              (1) The Registrant has polices and procedures (the "Policy") for the pre-approval by the Registrant's Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust's independent auditor (the "Independent Auditor") to the Registrant and other "Covered Entities" (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the "Service Pre-Approval Documents"). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

              For the purposes of the Policy, "Covered Services" means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity, "Covered Entities" means (1) the Advisor or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

              In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

              Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

              The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

              In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

              Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

              The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

              All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

              Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent

Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission ("SEC") on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

               (2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (except for any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years were $286,200 for the fiscal year ended December 31, 2006 and $286,200 for the fiscal year ended December 31, 2005.

(h)           The Registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of: Dr. Andrew F. Brimmer; Richard E. Cavanagh; Kent Dixon and Frank J. Fabozzi. Dr. Brimmer retired from the Board of Trustees as of December 31, 2006.

Item 6. Schedule of Investments.
The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, BlackRock Advisors, LLC (the "Advisor") and its sub-advisor, BlackRock Financial Management, Inc. (the "Sub-Advisor"). The Proxy Voting Policies and Procedures of the Advisor and Sub-Advisor (the "Proxy Voting Policies") are attached as an Exhibit 99.PROXYPOL hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) BlackRock’s fund management team involved with the Registrant is led by a team of investment professionals, including the following individuals who have day-to-day responsibility: Mark J. Williams, Jeff Gary, and Imran Hussain.

Mark Williams, Managing Director and portfolio manager/loan originator, is head of BlackRock's bank loan team and a member of the Fixed Income Portfolio Management Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Mr. Williams has been a portfolio manager with BlackRock since 1998.

Jeff Gary, CPA, Managing Director and portfolio manager, is head of BlackRock's high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

Imran Hussain, Managing Director and lead portfolio manager for Emerging Markets, is a member of BlackRock's Investment Strategy Group. Mr. Hussain's primary responsibility is developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. He also advises the non-US equity team on macroeconomic issues. Mr. Hussain joined BlackRock in 1998.

(a)(2) As of December 31, 2006, Mark Williams managed or was a member of the management team for the following client accounts:

Type of Account	Number of	Assets of	Number of	Assets Subject to
	Accounts	Accounts	Accounts Subject	a Performance
			to a Performance	Fee
			Fee
Registered	9	$5,215,696,736	0	0
Investment
Companies
Pooled Investment	15	$5,646,297,481	8	$2,934,932,836
Vehicles Other
Than Registered
Investment
Companies
Other Accounts	1	$159,406,130	0	$0

As of December 31, 2006, Jeff Gary managed or was a member of the management team for the following client accounts:

Type of Account	Number of	Assets of	Number of	Assets Subject to
	Accounts	Accounts	Accounts Subject	a Performance
			to a Performance	Fee
			Fee
Registered	16	$6,626,517,372	0	$0
Investment
Companies
Pooled Investment	6	$6,327,413,132	4	$1,721,246,840
Vehicles Other
Than Registered
Investment
Companies
Other Accounts	23	$3,454,619,161	5	$768,178,512

As of December 31, 2006, Imran Hussain managed or was a member of the management team for the following client accounts:

Type of Account	Number of	Assets of	Number of	Assets Subject
	Accounts	Accounts	Accounts Subject	to a
			to a Performance	Performance Fee
			Fee
Registered	7	$1,378,890,859	0	$0
Investment
Companies
Pooled	11	$5,532,297,540	1	$106,485,892
Investment
Vehicles Other
Than Registered
Investment
Companies
Other Accounts	67	$26,358,075,158	10	$3,951,120,200

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Registrant, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Registrant. In addition,

BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Registrant. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Registrant by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Registrant. In this connection, it should be noted that portfolio management team may manage certain accounts that are subject to performance fees. In addition, the portfolio management team may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

          Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          Long-Term Retention and Incentive Plan (LTIP) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

          Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

          Options and Restricted Stock Awards —While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans —BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock.

Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. A group of BlackRock, Inc.’s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include the 3 Month LIBOR, the 10-Year United States Treasury Note and certain customized indices and fund industry peer groups.

          The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark’s return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

(a)(4) As of December 31, 2006, the end of the Registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Registrant is shown below:

Mark Williams: $1-$10,000
Jeff Gary: None
Imran Hussain: None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
The Registrant’s Governance Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures.

Item 11. Controls and Procedures.
(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principle executive and principle financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a -3(d)) that occurred during the Registrant's fourth fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the 1940 Act attached as EX-99.CERT.

(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906CERT.

Proxy Voting Policies attached as EX-99.PROXYPOL.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)___BlackRock Global Floating Rate Income Trust__________

By:      /s/ Donald C. Burke
Name: Donald C. Burke
Title: Treasurer and Principal Financial Officer
Date: March 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Robert S. Kapito
Name: Robert S. Kapito
Title: President and Principal Executive Officer
Date: March 6, 2007

By:      /s/ Donald C. Burke
Name: Donald C. Burke
Title: Treasurer and Principal Financial Officer
Date: March 6, 2007